                                                                    EXHIBIT 25.2

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                               -------------------

                                    FORM T-1
                       STATEMENT OF ELIGIBILITY UNDER THE
                  TRUST INDENTURE ACT OF 1939 OF A CORPORATION
                          DESIGNATED TO ACT AS TRUSTEE

                               -------------------

          CHECK IF AN APPLICATION TO DETERMINE ELIGIBILITY OF A TRUSTEE
                       PURSUANT TO SECTION 305(b)(2) ___

                               -------------------

                                  SUNTRUST BANK
               (Exact name of trustee as specified in its charter)

                                   58-0466330
                      (I.R.S. employer identification no.)

         25 PARK PLACE, N.E.
         ATLANTA, GEORGIA                                      30303
         (Address of principal executive offices)              (Zip Code)

                               -------------------

                              MS. DONNA L. WILLIAMS
                                  SUNTRUST BANK
                                424 CHURCH STREET
                                    6TH FLOOR
                           NASHVILLE, TENNESSEE 37219
                                 (615) 748-4745
            (Name, address and telephone number of agent for service)

                         FRANKLIN FINANCIAL CORPORATION
               (Exact name of obligor as specified in its charter)

       STATE OF TENNESSEE                                         62-1376024
(State or other jurisdiction of                                 (IRS employer
  incorporation or organization)                             identification no.)

30 PUBLIC SQUARE
FRANKLIN, TENNESSEE                                                 37064
(Address of principal executive offices)                          (Zip Code)

                                -----------------

                      FLOATING RATE SUBORDINATED DEBENTURES
                       (Title of the indenture securities)

     ----------------------------------------------------------------------

1.       General information.

         (a) Name and address of each examining or supervising authority to which it is subject.

                  DEPARTMENT OF BANKING AND FINANCE
                  STATE OF GEORGIA
                  ATLANTA, GEORGIA

                  FEDERAL RESERVE BANK OF ATLANTA
                  104 MARIETTA STREET, N.W.
                  ATLANTA, GEORGIA

                  FEDERAL DEPOSIT INSURANCE CORPORATION
                  WASHINGTON, D.C.

         (b)      Whether it is authorized to exercise corporate trust powers.

                  YES.

2.       Affiliations with obligor.

         NONE.

3.       Voting Securities of the Trustee.

         NOT APPLICABLE.

4.       Trusteeships under Other Indentures.

         NOT APPLICABLE.

5. Interlocking Directorates and Similar Relationships with the Obligor or Underwriters.

         NOT APPLICABLE.

6.       Voting Securities of the Trustee Owned by the Obligor or its Officials.

         NOT APPLICABLE.

7.       Voting Securities of the Trustee Owned by Underwriters or their
         Officials.

         NOT APPLICABLE.

8.       Securities of the Obligor Owned or Held by the Trustee.

         NOT APPLICABLE.

9.       Securities of Underwriters Owned or held by the Trustee.

         NOT APPLICABLE.

10. Ownership or Holdings by the Trustee of Voting Securities of Certain Affiliates or Security Holders of the Obligor.

         NOT APPLICABLE.

11. Ownership or Holdings by the Trustee of any Securities or a Person Owning 50 Percent or More of the Voting Securities of the Obligor.

         NOT APPLICABLE.

12.      Indebtedness of the Obligor to the Trustee.

         NOT APPLICABLE.

13.      Defaults by the Obligor.

         (a) Whether there is or has been a default with respect to the securities under this indenture.

                  THERE IS NOT AND HAS NOT BEEN ANY SUCH DEFAULT.

         (b) If the trustee is a trustee under another indenture under which any other securities, or certificates of interest or participation in any other securities, of the obligor are outstanding, or is trustee for more than one outstanding series of securities under the indenture, state whether there has been a default under any such indenture or series.

                  THERE HAS NOT BEEN ANY SUCH DEFAULT.

14.      Affiliations with the Underwriters.

         NOT APPLICABLE.

15.      Foreign Trustee.

         NOT APPLICABLE.

16.      List of Exhibits.

         The additional exhibits listed below are filed herewith; exhibits, if any, identified in parentheses are on file with the Commission and are incorporated herein by reference as exhibits hereto pursuant to Rule 7a-29 under the Trust Indenture Act of 1939, as amended, and Rule 24 of the Commission's Rules of Practice.

Exhibit
Number
-------
1 A copy of the Articles of Amendment and Restated Articles of Incorporation as now in effect. (Exhibit 1 to Form T-1, Registration No. 333-32106.)

2 A copy of the certificate of authority of the Trustee to commence business. (Included in Exhibit 1.)

3        A copy of the authorization of the Trustee to exercise trust powers.
         (Included in Exhibit 1.)

4 By-laws of the Trustee. (Included in Exhibit 4 to Form T-1, Registration No. 333-32106.)

5        Not applicable.

6 Consent of the trustee required by Section 321(b) of the Trust Indenture Act of 1939, as amended.

7 Latest report of condition of the Trustee published pursuant to law or the requirements of its supervising or examining authority as of the close of business on March 31, 2000.

8        Not applicable.

9        Not applicable.

                                    SIGNATURE


         Pursuant to the requirements of the Trust Indenture Act of 1939 the trustee, SunTrust Bank, a banking corporation organized and existing under the laws of the State of Georgia, has duly caused this statement of eligibility and qualification to be signed on its behalf by the undersigned, thereunto duly authorized, all in the City of Nashville and the State of Tennessee, on the 21st day of June, 2000.

                                             SunTrust Bank


                                             By:      /s/ Donna L. Williams
                                                --------------------------------
                                                      Donna L. Williams
                                                      Vice President

                              EXHIBIT 6 TO FORM T-1

                               CONSENT OF TRUSTEE


         Pursuant to the requirements of Section 321(b) of the Trust Indenture Act of 1939 in connection with the proposed issuance of Franklin Financial Corporation Floating Rate Subordinated Debentures to be issued under the Indenture, SunTrust Bank hereby consents that reports of examinations by Federal, State, Territorial or District authorities may be furnished by such authorities to the Securities and Exchange Commission upon request therefor.

                                             SUNTRUST BANK


                                             By:      /s/ Donna L. Williams
                                                --------------------------------
                                                      Donna L. Williams
                                                      Vice President

                               EXHIBIT 7 FORM T-1

                           LATEST REPORT OF CONDITION
                                       OF
                                  SUNTRUST BANK

SunTrust Bank, Atlanta                       FFIEC 031
1 PARK PLACE, N.E.                           Consolidated Report of Income
ATLANTA, GA 30303                           for the period
Certificate Number: 867                      January 1, 2000 - March 31, 2000


CONSOLIDATED REPORT OF INCOME
FOR THE PERIOD JANUARY 1, 2000 - MARCH 31, 2000

ALL REPORT OF INCOME SCHEDULES ARE TO BE REPORTED ON A CALENDAR YEAR-TO-DATE BASIS IN THOUSANDS OF DOLLARS.

SCHEDULE RI - INCOME STATEMENT


                                                                      DOLLAR AMOUNTS IN THOUSANDS

1.                INTEREST INCOME:
1.A.              INTEREST AND FEE INCOME ON LOANS:
1.A.1.            IN DOMESTIC OFFICES:
1.a.1.a.          Loans secured by real estate                                         607,774
1.a.1.b.          Loans to depository institutions                                       2,274
1.a.1.c.          Loans to finance agricultural production and other loans to
                  farmers                                                                3,785
1.a.1.d.          Commercial and industrial loans                                      425,369
1.a.1.e.          Acceptances of other banks                                               104
1.A.1.F.          LOANS TO INDIVIDUALS FOR HOUSEHOLD, FAMILY, AND OTHER
                  PERSONAL EXPENDITURES:
1.a.1.f.1.        Credit cards and related plans                                         4,383
1.a.1.f.2.        Other                                                                182,025
1.a.1.g.          Loans to foreign governments and official institutions                   405
1.A.1.H.          OBLIGATIONS (OTHER THAN SECURITIES AND LEASES) OF STATES
                  AND POLITICAL SUBDIVISIONS IN THE U.S.:
1.a.1.h.1.        Taxable obligations                                                    1,732
1.a.1.h.2.        Tax-exempt obligations                                                13,056
1.a.1.i.          All other loans in domestic offices                                   46,466
1.a.2.            In foreign offices, Edge and Agreement subsidiaries, and IBFs              0
1.B.              INCOME FROM LEASE FINANCING RECEIVABLES:
1.b.1.            Taxable leases                                                        35,150
1.b.2.            Tax-exempt leases                                                      1,705
1.C.              INTEREST INCOME ON BALANCES DUE FROM DEPOSITORY
                  INSTITUTIONS:
1.c.1.            In domestic offices                                                      280
1.c.2.            In foreign offices, Edge and Agreement subsidiaries, and IBFs            205
1.D.              INTEREST AND DIVIDEND INCOME ON SECURITIES:

1.d.1.            U.S. Treasury securities and U.S. Government agency
                  obligations (INCLUDING MORTGAGE-BACKED SECURITIES ISSUED
                  OR GUARANTEED BY FNMA, FHLMC, OR GNMA)                                159,460
1.D.2.            SECURITIES ISSUED BY STATES AND POLITICAL SUBDIVISIONS IN
                  THE U.S.:
1.d.2.a.          Taxable securities                                                     2,015
1.d.2.b.          Tax-exempt securities                                                  4,362
1.d.3.            Other domestic debt securities (INCLUDING MORTGAGE-BACKED
                  SECURITIES NOT ISSUED OR GUARANTEED BY FNMA, FHLMC, OR
                  GNMA)                                                                 52,857
1.d.4.            Foreign debt securities                                                   59
1.d.5.            Equity securities (including investments in mutual funds)             12,047
1.e.              Interest income from trading assets                                    1,162
1.f.              Interest income on federal funds sold and securities
                  purchased under agreements to resell                                  35,120
1.g.              Total interest income (sum of items 1.a through 1.f)               1,591,795
                                                                                     YEAR-TO-
                                                                                       DATE
2.                INTEREST EXPENSE:
2.A.              INTEREST ON DEPOSITS:
2.A.1.            INTEREST ON DEPOSITS IN DOMESTIC OFFICES:
2.a.1.a.          Transaction accounts (NOW accounts, ATS accounts, and
                  telephone and preauthorized transfer accounts)                       9,286
2.A.1.B.          NONTRANSACTION ACCOUNTS:
2.a.1.b.1.        Money market deposit accounts (MMDAs)                              136,807
2.a.1.b.2.        Other savings deposits                                              53,592
2.a.1.b.3.        Time deposits of $100,000 or more                                   81,290
2.a.1.b.4.        Time deposits of less than $100,000                                116,651
2.a.2.            Interest on deposits in foreign offices, Edge and Agreement
                  subsidiaries, and IBFs                                             157,699
2.b.              Expense of federal funds purchased and securities sold under
                  agreements to repurchase                                           160,227
2.c.              Interest on demand notes issued to the U.S. Treasury, trading
                  liabilities, and other borrowed money                               59,404
2.d.              Not applicable
2.e.              Interest on subordinated notes and debentures                       19,219
2.f.              Total interest expense (sum of items 2.a through 2.e)              794,175
3.                Net interest income (item 1.g minus 2.f)                           797,620
4.                PROVISIONS:
4.a.              Provision for credit losses                                         20,924
4.b.              Provision for allocated transfer risk                                    0
5.                NONINTEREST INCOME:
5.a.              Income from fiduciary activities                                   124,441
5.b.              Service charges on deposit accounts in domestic offices            111,267

5.c.              Trading revenue (must equal Schedule RI, sum of
                  Memorandum items 8.a through 8.d)                                   3,946
5.D.-E.           NOT APPLICABLE
5.F.              OTHER NONINTEREST INCOME:
5.f.1.            Other fee income                                                   161,626
5.f.2.            All other noninterest income                                        28,473
5.g.              Total noninterest income (sum of items 5.a through 5.f)            429,753
6.a.              Realized gains (losses) on held-to-maturity securities                   0
6.b.              Realized gains (losses) on available-for-sale securities             6,862
7.                NONINTEREST EXPENSE:
7.a.              Salaries and employee benefits                                     358,392
7.b.              Expenses of premises and fixed assets (net of rental income)
                  (excluding salaries and employment benefits and mortgage
                  interest)                                                           98,617
7.c.              Other noninterest expense                                          243,981
7.d.              Total noninterest expense (sum of 7.a Through 7.c)                 700,990
                  Income (loss) before income taxes and extraordinary items
8.                and other adjustments (item 3 plus or minus items 4.a, 4.b,        512,321
                  5.g, 6.a, 6.b, and 7.d)
9.                Applicable income taxes (on item 8)                                180,508
10.               Income (loss) before extraordinary items and other
                  adjustments (item 8 minus 9)                                       331,813
11.               Extraordinary items and other adjustments, net of income taxes           0
12.               Net income (loss) (sum of items 10 and 11)                         331,813


MEMORANDA


          DOLLAR                                                                 YEAR-TO-DATE
      AMOUNTS IN
       THOUSANDS

1.                Interest expense incurred to carry tax-exempt securities,
                  loans, and leases acquired after August 7, 1986, that is not
                  deductible for federal income tax purposes                           2,190

2.                Income from the sale and servicing of mutual funds and
                  annuities in domestic offices (included in Schedule RI, item
                  8)                                                                  29,203
3.-4.             NOT APPLICABLE
                                                                                   NUMBER
5.                Number of full-time equivalent employees at end of current
                  period (round to the nearest whole number)                          26,754
6.                NOT APPLICABLE

7.                If the reporting bank has restated its balance sheet as a
                  result of applying push down accounting this calendar year, report the date of the bank's acquisition (For example, a
                  bank acquired on June 1, 1998, would report 19980601.) N/A
8.                TRADING REVENUE (FROM CASH INSTRUMENTS AND OFF-
                  BALANCE SHEET DERIVATIVE INSTRUMENTS) (SUM OF
                  MEMORANDUM ITEMS 8.A THROUGH 8.D MUST EQUAL
                  SCHEDULE RI, ITEM 5.C):
8.a.              Interest rate exposures                                                  0
8.b.              Foreign exchange exposures                                           3,946
8.c.              Equity security and index exposures                                      0
8.d.              Commodity and other exposures                                            0
9.                IMPACT ON INCOME OF OFF-BALANCE SHEET DERIVATIVES HELD
                  FOR PURPOSES OTHER THAN TRADING:
9.a.              Net increase (decrease) to interest income                            (922)
9.b.              Net (increase) decrease to interest expense                          1,326
9.c.              Other (noninterest) allocations                                          0
10.               Credit losses on off-balance sheet derivatives (see
                  instructions)                                                            0
                                                                                    YES/NO
11.               Does the reporting bank have a Subchapter S election in
                  effect for federal income tax purposes for the current tax
                  year?                                                    No

12.               Deferred portion of total applicable income taxes included in
                  Schedule RI, items 9 and 11 (to be reported with the
                  December Report of Income)                                             N/A

SunTrust Bank                                FFIEC 031
1 PARK PLACE, N.E.                           Consolidated Report of Income
ATLANTA , GA 30303                           for the period
Certificate Number: 867                      January 1, 2000-March 31, 2000



SCHEDULE RI-A--CHANGES IN EQUITY CAPITAL

Indicate decreases and losses in parentheses.


                                                                                                     DOLLAR AMOUNTS IN THOUSANDS

1.                Total equity capital originally reported in the December 31, 1999,
                  Reports of Condition and Income                                                              2,523,983
2.                Equity capital adjustments from amended Reports of Income, net                                       0
3.                Amended balance end of previous calendar year (sum of items 1
                  and 2)                                                                                       2,523,983
4.                Net income (loss) (must equal Schedule RI, item 12)                                            331,813
5.                Sale, conversion, acquisition, or retirement of capital stock, net                                   0
6.                Changes incident to business combinations, net                                               5,687,296
7.                LESS: Cash dividends declared on preferred stock                                                     0
8.                LESS: Cash dividends declared on common stock                                                  500,000
9.                Cumulative effect of changes in accounting principles from prior
                  years (see instructions for this schedule)                                                           0
10.               Corrections of material accounting errors from prior years (see
                  instructions for this schedule)                                                                      0
11.a.             Change in net unrealized holding gains (losses) on available-for-
                  sale securities                                                                               (222,967)
11.b.             CHANGE IN ACCUMULATED NET GAINS (LOSSES) ON CASH FLOW
                  HEDGES.                                                                                              0
12.               Foreign currency translation adjustments                                                             0
13.               Other transactions with parent holding company (not included in
                  items 5, 7, or 8 above)                                                                        (30,889)
14.               Total equity capital end of current period (sum of items 3 through
                  13) (must equal Schedule RC, item 28)                                                        7,789,236

SunTrust Bank                                FFIEC 031
1 PARK PLACE, N.E.                           Consolidated Report of Income
ATLANTA , GA 30303                           for the period
Certificate Number: 867                      January 1, 2000 - March 31, 2000



SCHEDULE RI-B--CHARGE-OFFS AND RECOVERIES ON LOANS AND LEASES
AND CHANGES IN ALLOWANCE FOR CREDIT LOSSES

PART I. CHARGE-OFFS AND RECOVERIES ON LOANS AND LEASES


PART I EXCLUDES CHARGE-OFFS AND RECOVERIES THROUGH                            (Column A)       (Column B)
THE ALLOCATED TRANSFER RISK RESERVE.                                          Charge-offs      Recoveries
                                                                                 Calendar-year-to-date
                                                                              DOLLAR AMOUNTS IN THOUSANDS
1.       LOANS SECURED BY REAL ESTATE:
1.a.     To U.S. addressees (domicile)                                           2,553             2,556
1.b.     To non-U.S. addressees (domicile)                                           0                 0
2.       LOANS TO DEPOSITORY INSTITUTIONS AND ACCEPTANCES OF OTHER BANKS:
2.a.     To U.S. banks and other U.S. depository institutions                        0                 0
2.b.     To foreign banks                                                            0                 0
3.       Loans to finance agricultural production and other loans to
         farmers                                                                     0                 0
4.       COMMERCIAL AND INDUSTRIAL LOANS:
4.a.     To U.S. addressees (domicile)                                          13,384             3,521
4.b.     To non-U.S. addressees (domicile)                                           0                46
5.       LOANS TO INDIVIDUALS FOR HOUSEHOLD, FAMILY, AND OTHER PERSONAL
         EXPENDITURES:
5.a.     Credit cards and related plans                                            783               676
5.b.     Other (includes single payment, installment, and all student
         loans)                                                                 14,388             6,416
6.       Loans to foreign governments and official institutions                      0                 0
7.       All other loans                                                         1,450               534
8.       LEASE FINANCING RECEIVABLES:
8.a.     Of U.S. addressees (domicile)                                             722               117
8.b.     Of non-U.S. addressees (domicile)                                           0                 0
9.       Total (sum of items 1 through 8)                                       33,330            13,866

MEMORANDA


                                                                              (Column A)       (Column B)
                                                                              Charge-offs      Recoveries
                                                                                 Calendar-year-to-date
                                                                              DOLLAR AMOUNTS IN THOUSANDS

1.-3.    NOT APPLICABLE
4.       Loans to finance commercial real estate,
         construction, and land development activities (NOT
         SECURED BY REAL ESTATE) included in Schedule RI-B,
         part I, items 4 and 7, above                                                0                0
5.       LOANS SECURED BY REAL ESTATE IN DOMESTIC OFFICES
         (INCLUDED IN SCHEDULE RI-B, PART I, ITEM 1, ABOVE):
5.a.     Construction and land development                                           6                0
5.b.     Secured by farmland                                                         0                0
5.C.     SECURED BY 1-4 FAMILY RESIDENTIAL PROPERTIES:
5.c.1.   Revolving, open-end loans secured by 1-4 family
         residential properties and extended under lines of
         credit                                                                    593            1,866
5.c.2.   All other loans secured by 1-4 family residential
         properties                                                              1,616              400
5.d.     Secured by multifamily (5 or more) residential
         properties                                                                  0                0
5.e.     Secured by nonfarm nonresidential properties                              338              290


PART S IN ALLOWANCE FOR CREDIT LOSSES


                                                                                    DOLLAR AMOUNTS IN THOUSANDS
1.            Balance originally reported in the December 31, 1999, Reports
              of Condition and Income                                                         123,398
2.            Recoveries (must equal or exceed part I, item 9, column B
              above)                                                                           13,866
3.            LESS: Charge-offs (must equal or exceed part I, item 9, column
              A above)                                                                         33,330
4.            Provision for credit losses (must equal Schedule RI, item 4.a)                   20,924
5.            Adjustments (see instructions for this schedule)                                729,639
6.            Balance end of current period (sum of items 1 through 5) (must
              equal or exceed Schedule RC, item 4.b)                                          854,497

SunTrust Bank                                FFIEC 031
1 PARK PLACE, N.E.                           Consolidated Report of Income
ATLANTA , GA 30303                           for the period
Certificate Number: 867                      January 1, 2000 - March 31, 2000



SCHEDULE RI-D--INCOME FROM INTERNATIONAL OPERATIONS

FOR ALL BANKS WITH FOREIGN OFFICES, EDGE OR AGREEMENT SUBSIDIARIES, OR IBFS WHERE INTERNATIONAL OPERATIONS ACCOUNT FOR MORE THAN 10 PERCENT OF TOTAL REVENUES, TOTAL ASSETS, OR NET INCOME.

PART I. ESTIMATED INCOME FROM INTERNATIONAL OPERATIONS


                                                                                                 YEAR-TO-DATE
                                                                                          DOLLAR AMOUNTS IN THOUSANDS
1.      INTEREST INCOME AND EXPENSE BOOKED AT FOREIGN OFFICES, EDGE AND
        AGREEMENT SUBSIDIARIES, AND IBFS:
1.a.    Interest income booked                                                                        0
1.b.    Interest expense booked                                                                       0
1.c.    Net interest income booked at foreign offices, Edge and Agreement
        subsidiaries, and IBFs (item 1.a minus 1.b)                                                   0
2.      ADJUSTMENTS FOR BOOKING LOCATION OF INTERNATIONAL OPERATIONS:
2.a.    Net interest income attributable to international operations booked at
        domestic offices                                                                              0
2.b.    Net interest income attributable to domestic business booked at foreign
        offices                                                                                       0
2.c.    Net booking location adjustment (item 2.a minus 2.b)                                          0
3.      NONINTEREST INCOME AND EXPENSE ATTRIBUTABLE TO INTERNATIONAL
        OPERATIONS:
3.a.    Noninterest income attributable to international operations                                   0
3.b.    Provision for loan and lease losses attributable to international operations                  0
3.c.    Other noninterest expense attributable to international operations                            0
3.d.    Net noninterest income (expense) attributable to international operations
        (item 3.a minus 3.b and 3.c)                                                                  0
4.      Estimated pretax income attributable to international operations before
        capital allocation adjustment (sum of items 1.c, 2.c, and 3.d)                                0
5.      Adjustment to pretax income for internal allocations to international operations to reflect the effects of equity capital on overall bank funding
        costs                                                                                         0
6.      Estimated pretax income attributable to international operations after
        capital allocation adjustment (sum of items 4 and 5)                                          0
7.      Income taxes attributable to income from international operations as
        estimated in item 6                                                                           0

8.      Estimated net income attributable to international operations (item 6 minus 7)                0

MEMORANDA


                                                                                          DOLLAR AMOUNTS IN THOUSANDS
1.      Intracompany interest income included in item 1.a above                                       0
2.      Intracompany interest expense included in 1.b above                                           0

PART II. SUPPLEMENTARY DETAILS ON INCOME FROM INTERNATIONAL OPERATIONS REQUIRED BY THE DEPARTMENTS OF COMMERCE AND TREASURY FOR PURPOSES OF THE U.S. INTERNATIONAL ACCOUNTS AND THE U.S. NATIONAL INCOME AND PRODUCT ACCOUNTS


                                                                                                 YEAR-TO-DATE
                                                                                          DOLLAR AMOUNTS IN THOUSANDS
1.      Interest income booked at IBFs                                                                0
2.      Interest expense booked at IBFs                                                               0
3.      NONINTEREST INCOME ATTRIBUTABLE TO INTERNATIONAL OPERATIONS BOOKED
        AT DOMESTIC OFFICES (EXCLUDING IBFS):
3.a.    Gains (losses) and extraordinary items                                                        0
3.b.    Fees and other noninterest income                                                             0
4.      Provision for loan and lease losses attributable to international
        operations booked at domestic offices (excluding IBFs)                                        0
5.      Other noninterest expense attributable to international operations
        booked at domestic offices (excluding IBFs)                                                   0

                                                                    EXHIBIT 25.2

SunTrust Bank                                 FFIEC 031
1 PARK PLACE, N.E.                            Consolidated Report of Income
ATLANTA , GA 30303                            For the period
Certificate Number: 867                       January 1, 2000 - March 31, 2000

SCHEDULE RI-E--EXPLANATIONS

SCHEDULE RI-E IS TO BE COMPLETED EACH QUARTER ON A CALENDAR YEAR-TO-DATE BASIS.

Detail all adjustments in Schedule RI-A and RI-B, all extraordinary items and other adjustments in Schedule RI, and all significant items of other noninterest income and other noninterest expense in Schedule RI. (See instructions for details.)

                                                                                                            YEAR-TO-
                                                                                                             DATE
                                                                      DOLLAR AMOUNTS IN THOUSANDS
1.      ALL OTHER NONINTEREST INCOME (FROM SCHEDULE RI, ITEM 5.F.(2))
        REPORT AMOUNTS THAT EXCEED 10% OF SCHEDULE RI, ITEM 5.F.(2):
1.a.    Net gains (losses) on other real estate owned                                                             0
1.b.    Net gains (losses) on sales of loans                                                                      0
1.c.    Net gains (losses) on sales of premises and fixed assets                                                  0
        Itemize and describe the three largest other amounts that exceed 10% of
        Schedule RI, item 5.f.(2):
1.d.    SALE OF ORIG SVC RIGHTS                                                                              15,235
1.e.    SALE OF CUSTOMER CHECKS                                                                               4,243
1.f.                                                                                                              0
2.      OTHER NONINTEREST EXPENSE (FROM SCHEDULE RI, ITEM 7.C):
2.a.    Amortization expense of intangible assets                                                             5,608
        REPORT AMOUNTS THAT EXCEED 10% OF SCHEDULE RI, ITEM 7.C:
2.b.    Net (gains) losses on other real estate owned                                                             0
2.c.    Net (gains) losses on sales of loans                                                                      0
2.d.    Net (gains) losses on sales of premises and fixed assets                                                  0
        Itemize and describe the three largest other amounts that exceed 10% of
        Schedule RI, item 7.c:
2.e.                                                                                                              0
2.f.                                                                                                              0
2.g.                                                                                                              0
3.      EXTRAORDINARY ITEMS AND OTHER ADJUSTMENTS AND APPLICABLE INCOME TAX EFFECT (FROM
        SCHEDULE RI, ITEM 11) (ITEMIZE AND DESCRIBE ALL EXTRAORDINARY ITEMS AND
        OTHER ADJUSTMENTS):
3.a.1.                                                                                                            0
3.a.2.  Applicable income tax effect                                                                              0
3.b.1.                                                                                                            0


3.b.2.  Applicable income tax effect                                                                              0
3.c.1.                                                                                                            0
3.c.2.  Applicable income tax effect                                                                              0
4.      EQUITY CAPITAL ADJUSTMENTS FROM AMENDED REPORTS OF INCOME (FROM SCHEDULE RI-A, ITEM 2)
        (ITEMIZE AND DESCRIBE ALL ADJUSTMENTS):
4.a.                                                                                                              0
4.b.                                                                                                              0
5.      CUMULATIVE EFFECT OF CHANGES IN ACCOUNTING PRINCIPLES FROM PRIOR YEARS (FROM SCHEDULE
        RI-A, ITEM 9) (ITEMIZE AND DESCRIBE ALL CHANGES IN ACCOUNTING PRINCIPLES):
5.a.                                                                                                              0
5.b.                                                                                                              0
6.      CORRECTIONS OF MATERIAL ACCOUNTING ERRORS FROM PRIOR YEARS (FROM SCHEDULE RI-A, ITEM 10)
        (ITEMIZE AND DESCRIBE ALL CORRECTIONS):
6.a.                                                                                                              0
6.b.                                                                                                              0
7.      OTHER TRANSACTIONS WITH PARENT HOLDING COMPANY (FROM SCHEDULE RI-A, ITEM 13) (ITEMIZE
        AND DESCRIBE ALL SUCH TRANSACTIONS):
7.a.    MERGER ST PARENT INTO SUNTRUST BANK 1/00                                                            (30,889)
7.b.                                                                                                              0
8.      ADJUSTMENTS TO ALLOWANCE FOR CREDIT LOSSES (FROM SCHEDULE RI-B, PART II, ITEM 5)
        (ITEMIZE AND DESCRIBE ALL ADJUSTMENTS):
8.a.    MERGER ST PARENT INTO SUNTRUST BANK 1/00                                                            729,639
8.b.                                                                                                              0
9.      OTHER EXPLANATIONS (THE SPACE BELOW IS PROVIDED FOR THE BANK TO BRIEFLY DESCRIBE, AT ITS
        OPTION, ANY OTHER SIGNIFICANT ITEMS AFFECTING THE REPORT OF INCOME):
        No Comment

SunTrust Bank                                 FFIEC 031
1 PARK PLACE, N.E.                            Consolidated Report of Condition
ATLANTA, GA 30303                             for March 31, 2000
Certificate Number: 867

CONSOLIDATED REPORT OF CONDITION FOR INSURED COMMERCIAL AND STATE-CHARTERED SAVINGS BANKS FOR MARCH 31, 2000

ALL SCHEDULES ARE TO BE REPORTED IN THOUSANDS OF DOLLARS. UNLESS OTHERWISE INDICATED, REPORT THE AMOUNT OUTSTANDING AS OF THE LAST BUSINESS DAY OF THE QUARTER.

SCHEDULE RC--BALANCE SHEET

                                                                      DOLLAR AMOUNTS IN THOUSANDS
ASSETS
1.       CASH AND BALANCES DUE FROM DEPOSITORY INSTITUTIONS (FROM SCHEDULE
         RC-A):
1.a.     Noninterest-bearing balances and currency and coin                                               3,530,235
1.b.     Interest-bearing balances                                                                           24,705
2.       SECURITIES:
2.a.     Held-to-maturity securities (from Schedule RC-B, column A)                                               0
2.b.     Available-for-sale securities (from Schedule RC-B, column D)                                    15,070,030
3.       Federal funds sold and securities purchased under agreements to resell                           2,072,086
4.       LOANS AND LEASE FINANCING RECEIVABLES:
4.a.     Loans and leases, net of unearned income (from Schedule RC-C)                                   69,599,196
4.b.     LESS: Allowance for loan and lease losses                                                          854,497
4.c.     LESS: Allocated transfer risk reserve                                                                    0
4.d.     Loans and leases, net of unearned income, allowance, and reserve (item 4.a minus 4.b
         and 4.c)                                                                                        68,744,699
5.       Trading assets (from Schedule RC-D)                                                                133,723
6.       Premises and fixed assets (including capitalized leases)                                         1,284,024
7.       Other real estate owned (from Schedule RC-M)                                                        37,296
8.       Investments in unconsolidated subsidiaries and associated companies (from Schedule RC-M)                 0
9.       Customers' liability to this bank on acceptances outstanding                                       174,344
10.      Intangible assets (from Schedule RC-M)                                                             569,820
11.      Other assets (from Schedule RC-F)                                                                1,505,141
12.      Total assets (sum of items 1 through 11)                                                        93,146,103

LIABILITIES
13.      DEPOSITS:
13.a.    In domestic offices (sum of totals of columns A and C from                                      57,304,881


         Schedule RC-E, part I)
13.a.1.  Noninterest-bearing                                                                             11,295,070
13.a.2.  Interest-bearing                                                                                46,009,811
13.b.    In foreign offices, Edge and Agreement subsidiaries, and IBFs (from
         Schedule RC-E, part II)                                                                          9,189,133
13.b.1.  Noninterest-bearing                                                                                      0
13.b.2.  Interest-bearing                                                                                 9,189,133
14.      Federal funds purchased and securities sold under agreements to repurchase                      11,104,275
15.a.    Demand notes issued to the U.S. Treasury                                                                 1
15.b.    Trading liabilities (from Schedule RC-D)                                                                 0
16.      Other borrowed money (includes mortgage indebtedness and obligations under capitalized leases):
16.a.    With a remaining maturity of one year or less                                                      914,552
16.b.    With a remaining maturity of more than one year through three years                              2,139,767
16.c.    With a remaining maturity of more than three years                                               1,436,489
17.      NOT APPLICABLE
18.      Bank's liability on acceptances executed and outstanding                                           174,344
19.      Subordinated notes and debentures                                                                1,069,292
20.      Other liabilities (from Schedule RC-G)                                                           2,024,133
21.      Total liabilities (sum of lines 13 through 20)                                                  85,356,867
22.      NOT APPLICABLE

EQUITY CAPITAL
23.      Perpetual preferred stock and related surplus                                                            0
24.      Common stock                                                                                        21,600
25.      Surplus (exclude all surplus related to preferred stock)                                         2,546,412
26.a.    Undivided profits and capital reserves                                                           4,689,569
26.b.    Net unrealized holding gains (losses) on available-for-sale securities                             531,655
26.c.    ACCUMULATED NET GAINS (LOSSES) ON CASH FLOW HEDGES                                                       0

27.      Cumulative foreign currency translation adjustments                                                      0
28.      Total equity capital (sum of items 23 through 27)                                                7,789,236
29.      Total liabilities and equity capital (sum of items 21 and 28)                                   93,146,103

MEMORANDUM                                                                                                   NUMBER

TO BE REPORTED ONLY WITH THE MARCH REPORT OF CONDITION.
1.       Indicate in the box at the right the number of the statement below that best describes the most comprehensive level of auditing work performed for the bank by independent external auditors as of any date during
         1999                                                                                                   2


1=   Independent audit of the bank conducted in                                  4=   Directors' examination of the bank
     accordance with generally accepted auditing                                      performed by other external auditors
     standards by a certified public accounting firm                                  (may be required by state chartering
     which submits a report on the bank                                               authority)
2=   Independent audit of the bank's parent holding company                      5=   Review of the bank's financial
     conducted in accordance with generally accepted auditing                         statements by external auditors
     standards by a certified public accounting firm which                       6=   Compilation of the bank's financial
     submits a report on the consolidated holding company (but                        statements by external auditors
     not on the bank separately)
3=   Directors' examination of the bank conducted in accordance                  7=   Other audit procedures
     with generally accepted auditing standards by a certified                        (excluding tax preparation work)
     public accounting firm (may be required by state                            8=   No external audit work
     chartering authority)

SunTrust Bank                                 FFIEC 031
1 PARK PLACE, N.E.                            Consolidated Report of Condition
ATLANTA, GA 30303                             for March 31, 2000
Certificate Number: 867

SCHEDULE RC-A--CASH AND BALANCES DUE FROM DEPOSITORY INSTITUTIONS
EXCLUDE ASSETS HELD FOR TRADING.

                                                                                           (Column A)       (Column B)
                                                                                          Consolidated       Domestic
                                                                                              Bank            Offices

                                                        DOLLAR AMOUNTS IN THOUSANDS
1.            CASH ITEMS IN PROCESS OF COLLECTION, UNPOSTED DEBITS, AND CURRENCY
              AND COIN:                                                                     3,240,858
1.a.          Cash items in process of collection and unposted debits                                        2,538,822
1.b.          Currency and coin                                                                                702,036
2.            BALANCES DUE FROM DEPOSITORY INSTITUTIONS IN THE U.S.:                                            83,616
2.a.          U.S. branches and agencies of foreign banks (including their IBFs)                    0
2.b.          Other commercial banks in the U.S. and other depository institutions
              in the U.S. (including their IBFs)                                               83,616
3.            BALANCES DUE FROM BANKS IN FOREIGN COUNTRIES AND FOREIGN CENTRAL
              BANKS:                                                                                             6,751
3.a.          Foreign branches of other U.S. banks                                                  0
3.b.          Other banks in foreign countries and foreign central banks                       16,351
4.            BALANCES DUE FROM FEDERAL RESERVE BANKS                                         214,115          214,115
5.            TOTAL (SUM OF ITEMS 1 THROUGH 4) (TOTAL OF COLUMN A MUST EQUAL
              SCHEDULE RC, SUM OF ITEMS 1.A AND 1.B)                                        3,554,940        3,545,340

MEMORANDUM
                                                        DOLLAR AMOUNTS IN THOUSANDS
1.            Noninterest-bearing balances due from commercial banks in the U.S.
              (included in item 2, column B above                                                               36,803

SunTrust Bank                                 FFIEC 031
1 PARK PLACE, N.E.                            Consolidated Report of Condition
ATLANTA, GA 30303                             for March 31, 2000
Certificate Number: 867

SCHEDULE RC-B--SECURITIES

EXCLUDE ASSETS HELD FOR TRADING.

                                                              Held-to-maturity                 Available-for-sale
                                                         (Column A)       (Column B)     (Column C)       (Column D)
                   DOLLAR AMOUNTS IN THOUSANDS          Amortized Cost     Fair Value  Amortized Cost     Fair Value

1.       U.S. Treasury securities                             0                0          422,940           422,375
2.       U.S. GOVERNMENT AGENCY OBLIGATIONS
         (EXCLUDE MORTGAGE-BACKED SECURITIES):
2.a.     Issued by U.S. Government agencies                   0                0                0                 0
2.b.     Issued by U.S. Government-sponsored
         agencies                                             0                0        1,935,282         1,882,335
3.       Securities issued by states and
         political subdivisions in the U.S.:
3.a.     General obligations                                  0                0          260,557           263,611
3.b.     Revenue obligations                                  0                0          139,405           135,379
3.c.     Industrial development and similar
         obligations                                          0                0           32,327            32,125
4.       MORTGAGE-BACKED SECURITIES(MBS):
4.a.     Pass-through securities:
4.a.1.   Guaranteed by GNMA                                   0                0          507,317           504,282
4.a.2.   Issued by FNMA and FHLMC                             0                0        1,976,512         1,913,529
4.a.3.   Other pass-through securities                        0                0              539               539
4.B.     OTHER MORTGAGE-BACKED SECURITIES
         (INCLUDE CMOS, REMICS, AND STRIPPED
         MBS):


4.b.1.   Issued or guaranteed by FNMA, FHLMC,
         or GNMA                                              0                0        5,100,253         4,975,251
4.b.2.   Collateralized by MBS issued or
         guaranteed by FNMA, FHLMC, or GNMA                   0                0                0                 0
4.b.3.   All other mortgage-backed securities                 0                0           51,311            51,311
5.       Other debt securities:
5.a.     Other domestic debt securities                       0                0        3,133,612         3,059,884
5.b.     Foreign debt securities                              0                0            3,175             3,175
6.       EQUITY SECURITIES:
6.a.     Investments in mutual funds and
         other equity securities with readily
         determinable fair values                                                         219,939         1,410,936
6.b.     All other equity securities                                                      415,298           415,298
7.       Total (sum of items 1 through 6)
         (total of column A must equal
         Schedule RC, item 2.a) (total of
         column D must equal Schedule RC,
         item 2.b)                                            0                0       14,198,467        15,070,030


MEMORANDUM

                                                                                        DOLLAR AMOUNTS IN THOUSANDS
1.       Pledged securities                                                                              10,439,752
2.       MATURITY AND REPRICING DATA FOR DEBT SECURITIES (EXCLUDING THOSE IN NONACCRUAL STATUS):
2.A.     SECURITIES ISSUED BY THE U.S. TREASURY, U.S. GOVERNMENT AGENCIES, AND STATES AND
         POLITICAL SUBDIVISIONS IN THE U.S.; OTHER NON-MORTGAGE DEBT SECURITIES;
         AND MORTGAGE PASS-THROUGH SECURITIES OTHER THAN THOSE BACKED BY
         CLOSED-END FIRST LIEN 1-4 FAMILY RESIDENTIAL MORTGAGES WITH A REMAINING
         MATURITY OR REPRICING FREQUENCY OF:
2.a.1.   Three months or less                                                                               210,967
2.a.2.   Over three months through 12 months                                                                331,048
2.a.3.   Over one year through three years                                                                  650,273
2.a.4.   Over three years through five years                                                              3,255,509
2.a.5.   Over five years through 15 years                                                                   747,526
2.a.6.   Over 15 years                                                                                      625,601
2.B.     MORTGAGE PASS-THROUGH SECURITIES BACKED BY CLOSED-END FIRST LIEN 1-4 FAMILY RESIDENTIAL
         MORTGAGES WITH A REMAINING MATURITY OR REPRICING FREQUENCY OF:


2.b.1.   Three months or less                                                                               383,898
2.b.2.   Over three months through 12 months                                                                483,973
2.b.3.   Over one year through three years                                                                   97,174
2.b.4.   Over three years through five years                                                                353,811
2.b.5.   Over five years through 15 years                                                                   947,788
2.b.6.   Over 15 years                                                                                      129,666
2.C.     OTHER MORTGAGE-BACKED SECURITIES (INCLUDE CMOS, REMICS, AND STRIPPED MBS; EXCLUDE
         MORTGAGE PASS-THROUGH SECURITIES) WITH AN EXPECTED AVERAGE LIFE OF:
2.c.1.   Three years or less                                                                              1,880,980
2.c.2.   Over three years                                                                                 3,145,582
2.d.     Debt securities with a REMAINING MATURITY of one year or less (included in Memorandum
         items 2.a through 2.c above)                                                                       512,095
3.-6.    NOT APPLICABLE
7.       Amortized cost of held-to-maturity securities sold or transferred to available-for-sale or trading securities during the calendar year-to-date (report the amortized cost at
         date of sale or transfer)                                                                                0
8.       NOT APPLICABLE
9.       STRUCTURED NOTES (INCLUDED IN THE HELD-TO-MATURITY AND AVAILABLE-FOR-SALE ACCOUNTS IN
         SCHEDULE RC-B, ITEMS 2,3, AND 5):
9.a.     Amortized cost                                                                                       1,862
9.b.     Fair value                                                                                           1,780

SunTrust Bank                                 FFIEC 031
1 PARK PLACE, N.E.                            Consolidated Report of Condition
ATLANTA, GA 30303                             for March 31, 2000
Certificate Number: 867

SCHEDULE RC-C--LOANS AND LEASE FINANCING RECEIVABLES

PART I. LOANS AND LEASES

Do not deduct the allowance for loan and lease losses from amounts reported in this schedule. Report total loans and leases, net of unearned income. Exclude assets held for trading and commercial paper.

                                                                                      (Column A)         (Column B)
                                                                                     Consolidated          Domestic
                                                                                          Bank             Offices

                                                    DOLLAR AMOUNTS IN THOUSANDS
1.      Loans secured by real estate                                                   31,137,542
1.a.    Construction and land development                                                                 2,600,450
1.b.    Secured by farmland (including farm residential and other improvements)                             192,062
1.C.    SECURED BY 1-4 FAMILY RESIDENTIAL PROPERTIES:
1.c.1.  Revolving, open-end loans secured by 1-4 family residential properties
        and extended under lines of credit                                                                1,780,069
1.C.2.  ALL OTHER LOANS SECURED BY 1-4 FAMILY RESIDENTIAL PROPERTIES:
1.c.2.a.Secured by first liens                                                                           17,802,725
1.c.2.b.Secured by junior liens                                                                           1,017,276
1.d.    Secured by multifamily (5 or more) residential properties                                           487,177
1.e.    Secured by nonfarm nonresidential properties                                                      7,257,783
2.      LOANS TO DEPOSITORY INSTITUTIONS:
2.a.    To commercial banks in the U.S.                                                                     101,976
2.a.1.  To U.S. branches and agencies of foreign banks                                          0
2.a.2.  To other commercial banks in the U.S.                                             101,976
2.b.    To other depository institutions in the U.S.                                           59                59
2.c.    To banks in foreign countries                                                                        45,055
2.c.1.  To foreign branches of other U.S. banks                                                 0
2.c.2.  To other banks in foreign countries                                                45,055
3.      Loans to finance agricultural production and other loans to farmers               177,537           177,537
4.      Commercial and industrial loans:



4.a.    To U.S. addressees (domicile)                                                  22,619,111        22,619,111
4.b.    To non-U.S. addressees (domicile)                                                 182,471           182,471
5.      ACCEPTANCES OF OTHER BANKS:
5.a.    Of U.S. banks                                                                       3,101             3,101
5.b.    Of foreign banks                                                                      327               327
6.      Loans to individuals for household, family, and other personal
        expenditures (i.e., consumer loans) (includes purchased paper)                                    8,643,757
6.a.    Credit cards and related plans (includes check credit and other
        revolving credit plans)                                                           138,584
6.b.    Other (includes single payment, installment, and all student loans)             8,505,173
7.      Loans to foreign governments and official institutions (including
        foreign central banks)                                                             23,692            23,692
8.      Obligations (other than securities and leases) of states and political
        subdivisions in the U.S.                                                        1,090,677         1,090,677
9.      Other loans                                                                     3,437,189
9.a.    Loans for purchasing or carrying securities (secured and unsecured)                                 758,018
9.b.    All other loans (exclude consumer loans)                                                          2,679,171
10.     Lease financing receivables (net of unearned income)                                              2,136,702
10.a.   Of U.S. addressees (domicile)                                                   2,136,702
10.b.   Of non-U.S. addressees (domicile)                                                       0
11.     LESS: Any unearned income on loans reflected in items 1-9 above                         0                 0
12.     Total loans and leases, net of unearned income (sum of items 1 through
        10 minus item 11) (total of column A must equal Schedule RC, item 4.a)         69,599,196        69,599,196

MEMORANDA

                                                                      DOLLAR AMOUNTS IN THOUSANDS
1.      NOT APPLICABLE
2.      LOANS AND LEASES RESTRUCTURED AND IN COMPLIANCE WITH MODIFIED TERMS
        (INCLUDED IN SCHEDULE RC-C, PART I, ABOVE AND NOT REPORTED AS PAST DUE
        OR NONACCRUAL IN SCHEDULE RC-N, MEMORANDUM ITEM 1):
2.A.    LOANS SECURED BY REAL ESTATE:
2.a.1.  To U.S. addressees (domicile)                                                                             6
2.a.2.  To non-U.S. addressees (domicile)                                                                         0
2.b.    All other loans and all lease financing receivables (exclude loans to individuals for
        household, family, and other personal expenditures)                                                       0
2.c.    Commercial and industrial loans to and lease financing receivables of non-U.S.
        addressees (domicile) included in Memorandum item 2.b above                                               0


3.      MATURITY AND REPRICING DATA FOR LOANS AND LEASES (EXCLUDING THOSE IN
        NONACCRUAL STATUS):

3.A.    CLOSED-END LOANS SECURED BY FIRST LIENS ON 1-4 FAMILY RESIDENTIAL
        PROPERTIES IN DOMESTIC OFFICES (REPORTED IN SCHEDULE RC-C, PART I, ITEM
        1.C.(2)(A), COLUMN B) WITH A REMAINING MATURITY OR REPRICING FREQUENCY
        OF:
3.a.1.  Three months or less                                                                              1,679,593
3.a.2.  Over three months through 12 months                                                               3,995,588
3.a.3.  Over one year through three years                                                                 1,922,146
3.a.4.  Over three years through five years                                                               6,211,802
3.a.5.  Over five years through 15 years                                                                  2,736,064
3.a.6.  Over 15 years                                                                                     1,179,790
3.B.    ALL LOANS AND LEASES (REPORTED IN SCHEDULE RC-C, PART I, ITEMS 1 THROUGH 10, COLUMN A)
        EXCLUDING CLOSED-END LOANS SECURED BY FIRST LIENS ON 1-4 FAMILY
        RESIDENTIAL PROPERTIES IN DOMESTIC OFFICES (REPORTED IN SCHEDULE RC-C,
        PART I, ITEM 1.C.(2)(A), COLUMN B) WITH A REMAINING MATURITY OR
        REPRICING FREQUENCY OF:
3.b.1.  Three months or less                                                                             28,927,479
3.b.2.  Over three months through 12 months                                                               4,430,178
3.b.3.  Over one year through three years                                                                 6,540,388
3.b.4.  Over three years through five years                                                               6,760,985
3.b.5.  Over five years through 15 years                                                                  4,647,154
3.b.6.  Over 15 years                                                                                       284,096
3.c.    Loans and leases (reported in Schedule RC-C, part I, items 1 through 10) with a
        REMAINING MATURITY of one year or less                                                           22,244,493
3.d.    Loans secured by nonfarm nonresidential properties in domestic offices
        (reported in Schedule RC-C, part I, item 1.e, column B) with a
        REMAINING MATURITY of over five years 1,903,139 3.e. Commercial and industrial loans (reported in Schedule RC-C, part I, item 4, column A)
        with a REMAINING MATURITY of over three years                                                     6,891,360
4.      Loans to finance commercial real estate, construction, and land development activities
        (NOT SECURED BY REAL ESTATE) included in Schedule RC-C, part I, items 4 and 9, column A,
        page RC-6                                                                                         1,040,341
5.      Loans and leases held for sale (included in Schedule RC-C, part I, page RC-6)                     1,124,168
6.      Adjustable rate closed-end loans secured by first liens on 1-4 family residential properties in domestic offices (included in Schedule RC-C, part I, item 1.c.(2)(a),
        column B, page RC-6)                                                                              9,727,412

PART II. LOANS TO SMALL BUSINESSES AND SMALL FARMS

SCHEDULE RC-C, PART II IS TO BE COMPLETED ONLY WITH THE JUNE REPORT OF
CONDITION.

Report the number and amount currently outstanding as of June 30 of business loans with "original amounts" of $1,000,000 or less and farm loans with "original amounts" of $500,000 or less. The following guidelines should be used to determine the "original amount" of a loan: (1) For loans drawn down under lines of credit or loan commitments, the "original amount" of the loan is the size of the line of credit or loan commitment when the line of credit or loan commitment was MOST RECENTLY approved, extended, or renewed prior to the report date. However, if the amount currently outstanding as of the report date exceeds this size, the "original amount" is the amount currently outstanding on the report date. (2) For loan participations and syndications, the "original amount" of the loan participation or syndication is the entire amount of the credit originated by the lead lender. (3) For all other loans, the "original amount" is the total amount of the loan at origination or the amount currently outstanding as of the report date, whichever is larger.

                                                                                                             YES/NO

LOANS TO SMALL BUSINESSES

1.     Indicate in the appropriate box at the right whether all or substantially all of the dollar volume of your bank's "Loans secured by nonfarm nonresidential properties" in domestic offices reported in Schedule RC-C, part I, item 1.e, column B, AND all or substantially all of the dollar volume of your bank's "Commercial and industrial loans to
       U.S. addressees" in domestic offices reported in Schedule RC-C, part I, item 4.a, column
       B, have ORIGINAL AMOUNTS of $100,000 or less (If your bank has no loans outstanding in
       both of these two loan categories, place an "X" in the box marked "NO.")                                N/A
If Yes, complete items 2.a and 2.b below, skip items 3 and 4, and go to item 5.
If NO and your bank has loans outstanding in either loan category, skip items
2.a and 2.b, complete items 3 and 4 below, and go to item 5. If NO and your bank has no loans outstanding in both categories, skip items 2 through 4, and go to item 5.

                                                                                                             NUMBER OF
                                                                                                             LOANS

2.     Report the total NUMBER of loans CURRENTLY OUTSTANDING for each of the following Schedule
       RC-C, part I, loan categories:


2.a.   "Loans secured by nonfarm nonresidential properties" in domestic offices reported in
       Schedule RC-C, part I, item 1.e, column B (Note: Item 1.e, column B, divided by the number
       of loans should NOT exceed $100,000.)                                                                    N/A

2.b.   "Commercial and industrial loans to U.S. addressees" in domestic offices reported in
       Schedule RC-C, part I, item 4.a, column B (Note: Item 4.a., column B, divided by the
       number of loans should NOT exceed $100,000.)                                                             N/A

                                                                                         (Column A)        (Column B)
                                                                                          Number of          Amount
                                                                                            Loans           Currently
                                                      DOLLAR AMOUNTS IN THOUSANDS                          Outstanding
3.     NUMBER AND AMOUNT CURRENTLY OUTSTANDING OF "LOANS SECURED BY NONFARM
       NONRESIDENTIAL PROPERTIES" IN DOMESTIC OFFICES REPORTED IN SCHEDULE RC-C,
       PART I, ITEM 1.E, COLUMN B (SUM OF ITEMS 3.A THROUGH 3.C MUST BE LESS
       THAN OR EQUAL TO SCHEDULE RC-C, PART I, ITEM 1.E, COLUMN B):
3.a.   With ORIGINAL AMOUNTS of $100,000 or less                                               N/A              N/A
3.b.   With ORIGINAL AMOUNTS of more than $100,000 through $250,000                            N/A              N/A
3.c.   With ORIGINAL AMOUNTS of more than $250,000 through $1,000,000                          N/A              N/A
4.     Number and amount CURRENTLY OUTSTANDING of "Commercial and industrial loans to U.S. addressees" in domestic offices reported in Schedule RC-C, part I, item 4.a, column B (sum of items 4.a through 4.c must be less than or equal to Schedule RC-C, part I, item 4.a, column B):
4.a.   With ORIGINAL AMOUNTS of $100,000 or less                                               N/A              N/A
4.b.   With ORIGINAL AMOUNTS of more than $100,000 through $250,000                            N/A              N/A
4.c.   With ORIGINAL AMOUNTS of more than $250,000 through $1,000,000                          N/A              N/A

AGRICULTURAL LOANS TO SMALL FARMS                                                                            YES/NO
5.     Indicate in the appropriate box at the right whether all or substantially all of the dollar volume of your bank's "Loans secured by farmland (including farm residential and other improvements)" in domestic offices reported in Schedule RC-C, part I, item 1.b, column B, AND all or substantially all of the dollar volume of your bank's "Loans to finance agricultural production and other loans to farmers" in domestic offices reported in Schedule RC-C, part I, item 3, column B, have ORIGINAL AMOUNTS of $100,000 or less (If your bank has no loans outstanding in BOTH of these two loan categories, place an "X" in
       the box marked "NO.")                                                                                    N/A
If YES, complete items 6.a and 6.b below and do not complete items 7 and 8.
If NO and your bank has loans outstanding in either category, skip items 6.a and
6.b and complete items 7 and 8 below.
If NO and your bank has no loans outstanding in both loan categories, do not complete items 6 through 8.

                                                                                                             Number of
                                                                                                             Loans
6.     REPORT THE TOTAL NUMBER OF LOANS CURRENTLY OUTSTANDING FOR EACH OF THE
       FOLLOWING SCHEDULE RC-C, PART I, LOAN CATEGORIES:
6.a.   "Loans secured by farmland (including farm residential and other improvements)" in domestic offices reported in Schedule RC-C, part I, item 1.b, column B (Note: Item 1.b,
       column B, divided by the number of loans should NOT exceed $100,000.)                                    N/A
6.b.   "Loans to finance agricultural production and other loans to farmers" in domestic offices reported in Schedule RC-C, part I, item 3, column B (Note: Item 3, column B, divided by
       the number of loans should NOT exceed $100,000.)                                                         N/A

                                                                                            (Column A)       (Column B)
                                                                                            Number of        Amount
                                                                                            Loans            Currently
                                                      DOLLAR AMOUNTS IN THOUSANDS                            Outstanding

7.     NUMBER AND AMOUNT CURRENTLY OUTSTANDING OF "LOANS SECURED BY FARMLAND
       (INCLUDING FARM RESIDENTIAL AND OTHER IMPROVEMENTS)" IN DOMESTIC OFFICES
       REPORTED IN SCHEDULE RC-C, PART I, ITEM 1.B, COLUMN B (SUM OF ITEMS 7.A
       THROUGH 7.C MUST BE LESS THAN OR EQUAL TO SCHEDULE RC-C, PART I, ITEM
       1.B, COLUMN B):
7.a.   With ORIGINAL AMOUNTS of $100,00 or less                                                N/A              N/A
7.b.   With ORIGINAL AMOUNTS of more than $100,000 through $250,000                            N/A              N/A
7.c.   With ORIGINAL AMOUNTS of more than $250,000 through $500,000                            N/A              N/A



8.     NUMBER AND AMOUNT CURRENTLY OUTSTANDING OF "LOANS TO FINANCE AGRICULTURAL
       PRODUCTION AND OTHER LOANS TO FARMERS" IN DOMESTIC OFFICES REPORTED IN
       SCHEDULE RC-C, PART I, ITEM, 3, COLUMN B (SUM OF ITEMS 8.A THROUGH 8.C
       MUST BE LESS THAN OR EQUAL TO SCHEDULE RC-C, PART 1, ITEM 3, COLUMN B):
8.a.   With ORIGINAL AMOUNTS of $100,000 or less                                               N/A              N/A
8.b.   With ORIGINAL AMOUNTS of more than $100,000 through $250,000                            N/A              N/A
8.c.   With ORIGINAL AMOUNTS of more than $250,000 through $500,000                            N/A              N/A

SunTrust Bank                                  FFIEC 031
1 PARK PLACE, N.E.                             Consolidated Report of Condition
ATLANTA, GA 30303                              for March 31, 2000
Certificate Number: 867

SCHEDULE RC-D--TRADING ASSETS AND LIABILITIES

Schedule RC-D is to be completed only by banks with $1 billion or more in total assets or with $2 billion or more in par/notional amount of off-balance sheet derivative contracts (as reported in Schedule RC-L, items 14.a through 14.e, columns A through D).

                                                                                                       DOLLAR AMOUNTS
                                                                                                        IN THOUSANDS
ASSETS
1.     U.S. Treasury securities in domestic offices                                                               0
2.     U.S. Government agency obligations in domestic offices (exclude mortgage-backed securities)                0
3.     Securities issued by states and political subdivisions in the U.S. in domestic offices                 5,500
4.     MORTGAGE-BACKED SECURITIES (MBS) IN DOMESTIC OFFICES:
4.a.   Pass-through securities issued or guaranteed by FNMA, FHLMC, or GNMA                                       0
4.b.   Other mortgage-backed securities issued or guaranteed by FNMA, FHLMC, or GNMA (include
       CMOs, REMICs, and stripped MBS)                                                                            0
4.c.   All other mortgage-backed securities                                                                       0
5.     Other debt securities in domestic offices                                                                  0
6.-8.  Not applicable
9.     Other trading assets in domestic offices                                                             128,223
10.    Trading assets in foreign offices                                                                          0
11.    REVALUATION GAINS ON INTEREST RATE, FOREIGN EXCHANGE RATE, AND OTHER COMMODITY AND EQUITY
       CONTRACTS:
11.a.  In domestic offices                                                                                        0
11.b.  In foreign offices                                                                                         0
12.    Total trading assets (sum of items 1 through 11) (must equal Schedule RC, item 5)                    133,723

LIABILITIES
13.    Liability for short positions                                                                              0
14.    Revaluation losses on interest rate, foreign exchange rate, and other commodity and
       equity contracts                                                                                           0
15.    Total trading liabilities (sum of items 13 and 14) (must equal Schedule RC, item 15.b)                     0

SunTrust Bank                                  FFIEC 031
1 PARK PLACE, N.E.                             Consolidated Report of Condition
ATLANTA, GA 30303                              for March 31, 2000
Certificate Number: 867

SCHEDULE RC-E--DEPOSIT LIABILITIES

PART I. DEPOSITS IN DOMESTIC OFFICES

                                                                                                     Nontransaction
                                                          Transaction Accounts                           Accounts
                                                              (Column A)           (Column B)           (Column C)
                                                           Total transaction      Memo: Total            Total
                                                          accounts (including   demand deposits     nontransaction
                                                              total demand       (included in          accounts
                                                                deposits)          column A)       (including MMDAs)

                       DOLLAR AMOUNTS IN THOUSANDS
DEPOSITS OF:
1.    Individuals, partnerships, and corporations               12,100,210         10,384,652            43,137,593
2.    U.S. Government                                                8,087              8,087                   732
3.    States and political subdivisions in the U.S.              1,051,778            412,062               516,212
4.    Commercial banks in the U.S.                                 264,334            264,334                     0
5.    Other depository institutions in the U.S.
                                                                    95,929             95,929                     0
6.    Banks in foreign countries                                    66,893             66,893                     0
7.    Foreign governments and official
      institutions (including foreign central
      banks)                                                             0                  0                     0
8.    Certified and official checks                                 63,113             63,113
9.    Total (sum of items 1 through 8) (sum of
      columns A and C must equal Schedule RC,
      item 13.a)                                                13,650,344         11,295,070            43,654,537

MEMORANDA
                                                                                                        DOLLAR AMOUNTS
                                                                                                          IN THOUSANDS
1.       SELECTED COMPONENTS OF TOTAL DEPOSITS (I.E., SUM OF ITEM 9, COLUMNS A AND C):
1.a.     Total Individual Retirement Accounts (IRAs) and Keogh Plan accounts                                2,200,644
1.b.     Total brokered deposits                                                                            2,737,000
1.c.     FULLY INSURED BROKERED DEPOSITS (INCLUDED IN MEMORANDUM ITEM 1.B ABOVE):
1.c.1.   Issued in denominations of less than $100,000                                                              0
1.c.2.   Issued EITHER in denominations of $100,000 OR in denominations greater than $100,000 and
         participated out by the broker in shares of $100,000 or less                                               0
1.D.     MATURITY DATA FOR BROKERED DEPOSITS:
1.d.1.   Brokered deposits issued in denominations of less than $100,000 with a remaining maturity
         of one year or less (included in Memorandum item 1.c.(1) above)                                            0
1.d.2.   Brokered deposits issued in denominations of $100,000 or more with a remaining maturity of
         one year or less (included in Memorandum item 1.b above)                                           2,737,000
1.e.     Preferred deposits (uninsured deposits of states and political subdivisions in the U.S.
         reported in item 3 above which are secured or collateralized as required under state law)
         (TO BE COMPLETED FOR THE DECEMBER REPORT ONLY)                                                           N/A
2.       COMPONENTS OF TOTAL NONTRANSACTION ACCOUNTS (SUM OF MEMORANDUM ITEMS
         2.A THROUGH 2.C MUST EQUAL ITEM 9, COLUMN C ABOVE):
2.A.     SAVINGS DEPOSITS:
2.a.1.   Money market deposit accounts (MMDAs)                                                             21,019,007
2.a.2.   Other savings deposits (excludes MMDAs)                                                            6,674,079
2.b.     Total time deposits of less than $100,000                                                          9,526,615
2.c.     Total time deposits of $100,000 or more                                                            6,434,836
3.       All NOW accounts (included in column A above)                                                      2,355,274
4.       NOT APPLICABLE
5.       MATURITY AND REPRICING DATA FOR TIME DEPOSITS OF LESS THAN $100,000:
5.A.     TIME DEPOSITS OF LESS THAN $100,000 WITH A REMAINING MATURITY OR REPRICING FREQUENCY OF:
5.a.1.   Three months or less                                                                               2,805,670
5.a.2.   Over three months through 12 months                                                                4,604,982
5.a.3.   Over one year through three years                                                                  1,751,521
5.a.4.   Over three years                                                                                     364,442


5.b.     Time deposits of less than $100,000 with a REMAINING MATURITY of one year or less (included
         in Memorandum items 5.a.(1) through 5.a.(4) above)                                                 7,289,862
6.       MATURITY AND REPRICING DATA FOR TIME DEPOSITS OF $100,000 OR MORE:
6.A.     TIME DEPOSITS OF $100,000 OR MORE WITH A REMAINING MATURITY OR REPRICING FREQUENCY OF:
6.a.1.   Three months or less                                                                               1,380,881
6.a.2.   Over three months through 12 months                                                                4,570,517
6.a.3.   Over one year through three years                                                                    407,370
6.a.4.   Over three years                                                                                      76,068
6.b.     Time deposits of $100,000 or more with a REMAINING MATURITY of one year or less (included
         in Memorandum items 6.a.(1) through 6.a.(4) above)                                                 3,257,516

PART II. DEPOSITS IN FOREIGN OFFICES (INCLUDING EDGE AND AGREEMENT SUBSIDIARIES AND IBFS)

                                                                          DOLLAR AMOUNTS IN THOUSANDS
DEPOSITS OF:
1.       Individuals, partnerships, and corporations                                                        8,966,049
2.       U.S. banks (including IBFs and foreign branches of U.S. banks)                                             0
3.       Foreign banks (including U.S. branches and agencies of foreign banks, including their IBFs)          223,084
4.       Foreign governments and official institutions (including foreign central banks)                            0
5.       Certified and official checks                                                                              0
6.       All other deposits                                                                                         0
7.       Total (sum of items 1 through 6) (must equal Schedule RC, item 13.b)                               9,189,133

MEMORANDUM
                                                                          DOLLAR AMOUNTS IN THOUSANDS
1.       Time deposits with a remaining maturity of one year or less
         (included in Part II, item 7 above)                                                                9,189,133

SunTrust Bank                                  FFIEC 031
1 PARK PLACE, N.E.                             Consolidated Report of Condition
ATLANTA, GA 30303                              for March 31, 2000
Certificate Number: 867

SCHEDULE RC-F--OTHER ASSETS

                                                                              DOLLAR AMOUNTS IN THOUSANDS
1.       Income earned, not collected on loans                                                                  395,914
2.       Net deferred tax assets                                                                                      0
3.       INTEREST-ONLY STRIPS RECEIVABLE (NOT IN THE FORM OF A SECURITY) ON:
3.a.     Mortgage loans                                                                                          55,703
3.b.     Other financial assets                                                                                       0
4.       Other (itemize and describe amounts that exceed 25% of this item)                                    1,053,524
4.a.                                                                                                                  0
4.b.                                                                                                                  0
4.c.                                                                                                                  0
5.       Total (sum of items 1 through 4) (must equal Schedule RC, item 11)                                   1,505,141

MEMORANDUM
                                                                              DOLLAR AMOUNTS IN THOUSANDS
1.       Deferred tax assets disallowed for regulatory capital purposes                                               0

SunTrust Bank                                  FFIEC 031
1 PARK PLACE, N.E.                             Consolidated Report of Condition
ATLANTA, GA 30303                              for March 31, 2000
Certificate Number: 867

SCHEDULE RC-G--OTHER LIABILITIES

                                                                      DOLLAR AMOUNTS IN THOUSANDS
1.a.    Interest accrued and unpaid on deposits in domestic offices                                         125,644
1.b.    Other expenses accrued and unpaid (includes accrued income taxes payable)                           564,796
2.      Net deferred tax liabilities                                                                        234,705
3.      Minority interest in consolidated subsidiaries                                                       44,493
4.      Other (itemize and describe amounts that exceed 25% of this item)                                 1,054,495
4.a.    A/P FACTORING                                                                                       441,745
4.b.                                                                                                              0
4.c.                                                                                                              0
5.      Total (sum of items 1 through 4) (must equal Schedule RC, item 20)                                2,024,133

SunTrust Bank                                  FFIEC 031
1 PARK PLACE, N.E.                             Consolidated Report of Condition
ATLANTA, GA 30303                              for March 31, 2000
Certificate Number: 867

SCHEDULE RC-H--SELECTED BALANCE SHEET ITEMS FOR DOMESTIC OFFICES

                                                                                                          Domestic
                                                                                                           Offices
                                                                                                       DOLLAR AMOUNTS
                                                                                                        IN THOUSANDS
1.       Customers' liability to this bank on acceptances outstanding                                       174,344
2.       Bank's liability on acceptances executed and outstanding                                           174,344
3.       Federal funds sold and securities purchased under agreements to resell                           2,072,086
4.       Federal funds purchased and securities sold under agreements to repurchase                      11,104,275
5.       Other borrowed money                                                                             4,490,808
         EITHER
6.       Net due from own foreign offices, Edge and Agreement subsidiaries, and IBFs                              0
         OR
7.       Net due to own foreign offices, Edge and Agreement subsidiaries, and
         IBFs                                                                                             9,025,760
8.       Total assets (excludes net due from foreign offices,
         Edge and Agreement subsidiaries, and IBFs)                                                      92,979,002
9.       Total liabilities (excludes net due to foreign offices, Edge and
         Agreement subsidiaries, and IBFs)                                                               76,164,006

IN ITEMS 10-17, REPORT THE AMORTIZED (HISTORICAL) COST OF BOTH HELD-TO-MATURITY AND
AVAILABLE-FOR-SALE SECURITIES IN DOMESTIC OFFICES.
10.      U.S. Treasury securities                                                                           422,940
11.      U.S. Government agency obligations (exclude mortgage-backed securities)                          1,935,282
12.      Securities issued by states and political subdivisions in the U.S.                                 432,289
13.      MORTGAGE-BACKED SECURITIES (MBS):
13.A.    PASS-THROUGH SECURITIES
13.a.1.  Issued or guaranteed by FNMA, FHLMC, or GNMA                                                     2,483,829
13.a.2.  Other pass-through securities                                                                          539
13.B.    OTHER MORTGAGE-BACKED SECURITIES (INCLUDE CMOS, REMICS, AND STRIPPED MBS):
13.b.1.  Issued or guaranteed by FNMA, FHLMC, or GNMA                                                     5,100,253


13.b.2.  All other mortgage-backed securities                                                                51,311
14.      Other domestic debt securities                                                                   3,133,612
15.      Foreign debt securities                                                                              3,175
16.      EQUITY SECURITIES:
16.a.    Investments in mutual funds and other equity securities with readily determinable fair
         values                                                                                             219,939
16.b.    All other equity securities                                                                        415,298
17.      Total amortized (historical) cost of both held-to-maturity and available-for-sale
         securities (sum of items 10 through 16)                                                         14,198,467

Memorandum (to be completed only by banks with IBFs and other "foreign" offices)

                                                                                                        DOLLAR AMOUNTS
                                                                                                         IN THOUSANDS
         EITHER
1.       Net due from the IBF of the domestic offices of the reporting bank                                       0
         OR
2.       Net due to the IBF of the domestic offices of the reporting bank                                    26,941

SunTrust Bank                                  FFIEC 031
1 PARK PLACE, N.E.                             Consolidated Report of Condition
ATLANTA, GA 30303                              for March 31, 2000
Certificate Number: 867

SCHEDULE RC-I--SELECTED ASSETS AND LIABILITIES OF IBFS
TO BE COMPLETED ONLY BY BANKS WITH IBFS AND OTHER "FOREIGN" OFFICES.

                                                                                                       DOLLAR AMOUNTS
                                                                                                        IN THOUSANDS
1.     Total IBF assets of the consolidated bank (component of Schedule RC, item 12)                            513
2.     Total IBF loans and lease financing receivables (component of Schedule RC-C, part I, item 12,
       column A)                                                                                                  0
3.     IBF commercial and industrial loans (component of Schedule RC-C, part I, item 4, column A)                 0
4.     Total IBF liabilities (component of Schedule RC, item 21)                                             27,454
5.     IBF deposit liabilities due to banks, including other IBFs (component of Schedule RC-E, part II,
       items 2 and 3)                                                                                        27,390
6.     Other IBF deposit liabilities (component of Schedule RC-E, part II, items 1, 4, 5, and 6)                  0

SunTrust Bank                                  FFIEC 031
1 PARK PLACE, N.E.                             Consolidated Report of Condition
ATLANTA, GA 30303                              for March 31, 2000
Certificate Number: 867

SCHEDULE RC-K--QUARTERLY AVERAGES

                                                                          DOLLAR AMOUNTS IN THOUSANDS
ASSETS
1.       Interest-bearing balances due from depository institutions                                           141,532
2.       U.S. Treasury securities and U.S. Government agency obligations (INCLUDING MORTGAGE-BACKED
         SECURITIES ISSUED OR GUARANTEED BY FNMA, FHLMC, OR GNMA)                                          10,250,515
3.       Securities issued by states and political subdivisions in the U.S.                                   440,871
4.a.     Other debt securities (INCLUDING MORTGAGE-BACKED SECURITIES NOT ISSUED OR GUARANTEED BY
         FNMA, FHLMC, OR GNMA)                                                                              3,265,283
4.b.     Equity securities (includes investments in mutual funds and Federal Reserve stock)                   435,106
5.       Federal funds sold and securities purchased under agreements to resell                             5,070,773
6.       LOANS:
6.A.     LOANS IN DOMESTIC OFFICES:
6.a.1.   Total loans                                                                                       67,176,919
6.a.2.   Loans secured by real estate                                                                      31,184,929
6.a.3.   Loans to finance agricultural production and other loans to farmers                                  186,780
6.a.4.   Commercial and industrial loans                                                                   23,783,960
6.a.5.   Loans to individuals for household, family, and other personal expenditures                        9,155,610
6.b.     Total loans in foreign offices, Edge and Agreement subsidiaries, and IBFs                                  0
7.       Trading assets                                                                                       103,209
8.       Lease financing receivables (net of unearned income)                                               2,069,909
9.       Total assets                                                                                      94,830,454
LIABILITIES
10.      Interest-bearing transaction accounts in domestic offices (NOW accounts, ATS accounts, and
         telephone and preauthorized transfer accounts) (exclude demand deposits)                           2,223,114
11.      NONTRANSACTION ACCOUNTS IN DOMESTIC OFFICES:
11.a.    Money market deposit accounts (MMDAs)                                                             20,796,951
11.b.    Other savings deposits                                                                             6,706,513
11.c.    Time deposits of $100,000 or more                                                                  5,039,172


11.d.    Time deposits of less than $100,000                                                                9,538,170
12.      Interest-bearing deposits in foreign offices, Edge and Agreement subsidiaries, and IBFs           10,964,348
13.      Federal funds purchased and securities sold under agreements to repurchase                        14,322,275
14.      Other borrowed money (includes mortgage indebtedness and obligations under capitalized
         leases)                                                                                            5,393,825

SunTrust Bank                                  FFIEC 031
1 PARK PLACE, N.E.                             Consolidated Report of Condition
ATLANTA, GA 30303                              for March 31, 2000
Certificate Number: 867


SCHEDULE RC-L--OFF-BALANCE SHEET ITEMS

Please read carefully the instructions for the preparation of Schedule RC-L. Some of the amounts reported in Schedule RC-L are regarded as volume indicators and not necessarily as measures of risk.

                                                                                                     DOLLAR AMOUNTS
                                                                                                      IN THOUSANDS
1.      UNUSED COMMITMENTS:
1.a.    Revolving, open-end lines secured by 1-4 family residential properties, e.g., home
        equity lines                                                                                      1,831,778
1.b.    Credit card lines                                                                                         0
1.C.    COMMERCIAL REAL ESTATE, CONSTRUCTION, AND LAND DEVELOPMENT:
1.c.1.  Commitments to fund loans secured by real estate                                                  2,100,799
1.c.2.  Commitments to fund loans not secured by real estate                                                662,827
1.d.    Securities underwriting                                                                                   0
1.e.    Other unused commitments                                                                         35,482,171
2.      Financial standby letters of credit and foreign office guarantees                                 6,119,657
2.a.    Amount of financial standby letters of credit conveyed to others                                    808,943
3.      Performance standby letters of credit and foreign office guarantees                                 470,545
3.a.    Amount of performance standby letters of credit conveyed to others                                    5,568
4.      Commercial and similar letters of credit                                                            143,929
5.      Participations in acceptances (as described in the instructions) conveyed to others by
        the reporting bank                                                                                        0
6.      Participations in acceptances (as described in the instructions) acquired by the
        reporting (nonaccepting) bank                                                                           182
7.      Securities borrowed                                                                                       0
8.      Securities lent (including customers' securities lent where the customer is indemnified
        against loss by the reporting bank)                                                                 132,165
9.      FINANCIAL ASSETS TRANSFERRED WITH RECOURSE THAT HAVE BEEN TREATED AS SOLD FOR CALL
        REPORT PURPOSES:
9.A.    FIRST LIEN 1--4 FAMILY RESIDENTIAL MORTGAGE LOANS:
9.a.1.  Outstanding principal balance of mortgages transferred as of the report date                        165,195
9.a.2.  Amount of recourse exposure on these mortgages as of the report date                                  3,225
9.B.    OTHER FINANCIAL ASSETS (EXCLUDING SMALL BUSINESS OBLIGATIONS REPORTED IN ITEM 9.C):


9.b.1.  Outstanding principal balance of assets transferred as of the report date                           253,119
9.b.2.  Amount of recourse exposure on these assets as of the report date                                   253,119
9.C.    SMALL BUSINESS OBLIGATIONS TRANSFERRED WITH RECOURSE UNDER SECTION 208 OF THE RIEGLE
        COMMUNITY DEVELOPMENT AND REGULATORY IMPROVEMENT ACT OF 1994:
9.c.1.  Outstanding principal balance of small business obligations transferred as of the report
        date                                                                                                      0
9.c.2.  Amount of retained recourse on these obligations as of the report date                                    0
10.     NOTIONAL AMOUNT OF CREDIT DERIVATIVES:
10.a.   Credit derivatives on which the reporting bank is the guarantor                                           0
10.b.   Credit derivatives on which the reporting bank is the beneficiary                                         0
11.     Spot foreign exchange contracts                                                                     221,361
12.     All other off-balance sheet liabilities (exclude off-balance sheet derivatives)
        (itemize and describe each component of this item over 25% of Schedule RC, item 28,
        "Total equity capital")                                                                           1,526,246

12.a.                                                                                                     1,526,246
12.b.                                                                                                             0
12.c.                                                                                                             0
12.d.                                                                                                             0
13.     All other off-balance sheet assets (exclude off-balance sheet derivatives) (itemize and describe each component of this item over 25% of Schedule RC, item 28, "Total equity
        capital")                                                                                                 0
13.a.                                                                                                             0
13.b.                                                                                                             0
13.c.                                                                                                             0
13.d.                                                                                                             0

                                                              (Column A)     (Column B)          (Column C)      (Column D)
               DOLLAR AMOUNTS IN THOUSANDS                   Interest Rate   Foreign              Equity          Commodity
                                                               Contracts      Exchange           Derivative      and Other
                                                                             Contracts            Contracts       Contracts
Off-balance Sheet
Derivatives Position Indicators
14.       GROSS AMOUNTS (E.G., NOTIONAL
          AMOUNTS) (FOR EACH COLUMN,
          SUM OF ITEMS 14.A THROUGH 14.E
          MUST EQUAL SUM OF ITEMS 15,
          16.A, AND 16.B):
14.a.     Futures Contracts                                    1,419,000              0               0              0
14.b.     Forward contracts                                    1,734,783      1,557,420               0              0
14.C.     EXCHANGE-TRADED OPTION CONTRACTS:
14.c.1.   Written options                                              0              0               0              0


14.c.2.   Purchased options                                            0              0               0              0
14.D.     OVER-THE-COUNTER OPTION CONTRACTS:
14.d.1.   Written options                                      3,359,828         34,327         293,530              0
14.d.2.   Purchased options                                    3,911,578         34,327         293,530              0
14.e.     Swaps                                               21,376,437        140,489          53,546         20,000
15.       Total gross notional amount of derivative
          contracts held for trading                                   0              0               0              0
16.       GROSS NOTIONAL AMOUNT OF DERIVATIVE
          CONTRACTS HELD FOR PURPOSES OTHER THAN
          TRADING:
16.a.     Contracts marked to market                          28,666,898      1,740,248         640,606         20,000
16.b.     Contracts not marked to market                       3,134,728         26,315               0              0
16.c.     Interest rate swaps where the bank has
          agreed to pay a fixed rate                          11,972,245
17.       GROSS FAIR VALUES OF DERIVATIVE
          CONTRACTS:
17.A.     CONTRACTS HELD FOR TRADING:
17.a.1.   Gross positive fair value                                    0              0               0              0
17.a.2.   Gross negative fair value                                    0              0               0              0
17.B.     CONTRACTS HELD FOR PURPOSES OTHER THAN
          TRADING THAT ARE MARKED TO MARKET:
17.b.1.   Gross positive fair value                              436,110         29,487          37,611              0
17.b.2.   Gross negative fair value                              397,827         22,048          36,614            501
17.C.     CONTRACTS HELD FOR PURPOSES OTHER THAN
          TRADING THAT ARE NOT MARKED TO MARKET:
17.c.1.   Gross positive fair value                               16,504          1,101               0              0
17.c.2.   Gross negative fair value                               15,124              0               0              0

MEMORANDA
                                                                     DOLLAR AMOUNTS IN THOUSANDS
1.-2.  NOT APPLICABLE
3.     Unused commitments with an original maturity exceeding one year that are reported in
       Schedule RC-L, items 1.a through 1.e, above (report only the unused portions of
       commitments that are fee paid or otherwise legally binding)                                       24,092,518
3.a.   Participations in commitments with an original maturity exceeding one year conveyed to
       others                                                                                             1,039,139
4.     To be completed only by banks with $1 billion or more in total assets:                                50,597
       Standby letters of credit and foreign office guarantees (both financial and performance)
       issued to non-U.S. addressees (domicile) included in Schedule RC-L, items 2 and 3, above
5.     LOANS TO INDIVIDUALS FOR HOUSEHOLD, FAMILY, OR OTHER PERSONAL EXPENDITURES THAT HAVE BEEN
       SECURITIZED AND SOLD (WITH SERVICING RETAINED), AMOUNTS OUTSTANDING BY TYPE OF LOAN:
5.a.   Loans to purchase private passenger automobiles (TO BE COMPLETED FOR THE SEPTEMBER
       REPORT ONLY)                                                                                             N/A
5.b.   Credit cards and related plans (TO BE COMPLETED QUARTERLY)                                                 0
5.c.   All other consumer credit (including mobile home loans) (TO BE COMPLETED FOR THE
       SEPTEMBER REPORT ONLY)                                                                                   N/A

SunTrust Bank                                  FFIEC 031
1 PARK PLACE, N.E.                             Consolidated Report of Condition
ATLANTA, GA 30303                              for March 31, 2000
Certificate Number: 867

SCHEDULE RC-M--MEMORANDA

                                                                                                      DOLLAR AMOUNTS
                                                                                                       IN THOUSANDS
1.           EXTENSIONS OF CREDIT BY THE REPORTING BANK TO ITS EXECUTIVE
             OFFICERS, DIRECTORS, PRINCIPAL SHAREHOLDERS, AND THEIR RELATED
             INTERESTS AS OF THE REPORT DATE:
1.a.         Aggregate amount of all extensions of credit to all executive officers, directors,
             principal shareholders, and their related interests                                          1,213,105
1.b.         Number of executive officers, directors, and principal shareholders to whom the amount of all extensions of credit by the reporting bank (including extensions of credit to related interests) equals or exceeds the lesser of $500,000 or 5 percent
             of total capital as defined for this purpose in agency regulations                                   9
2.           Federal funds sold and securities purchased under agreements to resell with U.S. branches and agencies of FOREIGN BANKS (included
             in Schedule RC, item 3)                                                                              0
3.           Not applicable
4.           OUTSTANDING PRINCIPAL BALANCE OF 1-4 FAMILY RESIDENTIAL MORTGAGE
             LOANS SERVICED FOR OTHERS (INCLUDE BOTH RETAINED SERVICING AND
             PURCHASED SERVICING):
4.a.         Mortgages serviced under a GNMA contract                                                     3,092,297
4.B.         MORTGAGES SERVICED UNDER A FHLMC CONTRACT:
4.b.1.       Serviced with recourse to servicer                                                              17,126
4.b.2.       Serviced without recourse to servicer                                                        7,714,282
4.C.         MORTGAGES SERVICED UNDER A FNMA CONTRACT
4.c.1.       Serviced under a regular option contract                                                        44,912
4.c.2.       Serviced under a special option contract                                                     8,846,087
4.d.         Mortgages serviced under other servicing contracts                                          19,882,460
5.           TO BE COMPLETED ONLY BY BANKS WITH $1 BILLION OR MORE IN TOTAL ASSETS:
             CUSTOMERS' LIABILITY TO THIS BANK ON ACCEPTANCES OUTSTANDING (SUM
             OF ITEMS 5.A AND 5.B MUST EQUAL SCHEDULE RC, ITEM 9):
5.a.         U.S. addressees (domicile)                                                                     174,255
5.b.         Non-U.S. addressees (domicile)                                                                      89
6.           INTANGIBLE ASSETS:
6.A.         MORTGAGE SERVICING ASSETS                                                                      270,342


6.a.1.       Estimated fair value of mortgage servicing assets                                              383,774
6.B.         OTHER IDENTIFIABLE INTANGIBLE ASSETS:
6.b.1.       PURCHASED CREDIT CARD RELATIONSHIPS AND NONMORTGAGE SERVICING ASSETS                                 0
6.b.2.       All other identifiable intangible assets                                                        25,752
6.c.         Goodwill                                                                                       273,726
6.d.         Total (sum of items 6.a, 6.b.(1), 6.b.(2), and 6.c) (must equal Schedule RC, item
             10)                                                                                            569,820
6.e.         Amount of intangible assets (included in item 6.b.(2) above) that have been
             grandfathered or are otherwise qualifying for regulatory capital purposes                            0
7.           Mandatory convertible debt, net of common or perpetual preferred stock dedicated to
             redeem the debt                                                                                      0
8.A.         OTHER REAL ESTATE OWNED:
8.a.1.       Direct and indirect investments in real estate ventures                                              0
8.A.2.       ALL OTHER REAL ESTATE OWNED:
8.a.2.a.     Construction and land development in domestic offices                                            4,331
8.a.2.b.     Farmland in domestic offices                                                                       345
8.a.2.c.     1-4 family residential properties in domestic offices                                           17,673
8.a.2.d.     Multifamily (5 or more) residential properties in domestic offices                                   0
8.a.2.e.     Nonfarm nonresidential properties in domestic offices                                           14,947
8.a.2.f.     In Foreign Offices                                                                                   0
8.a.3.       Total (sum of items 8.a.(1) and 8.a.(2)) (must equal Schedule RC, item 7)                       37,296
8.B.         INVESTMENTS IN UNCONSOLIDATED SUBSIDIARIES AND ASSOCIATED COMPANIES:
8.b.1.       Direct and indirect investments in real estate ventures                                              0
8.b.2.       All other investments in unconsolidated subsidiaries and associated companies                        0
8.b.3.       Total (sum of items 8.b.(1) and 8.b.(2)) (must equal Schedule RC, item 8)                            0
9.           Noncumulative perpetual preferred stock and related surplus included in Schedule
             RC, item 23, "Perpetual preferred stock and related surplus"                                         0
10.          MUTUAL FUND AND ANNUITY SALES DURING THE QUARTER (INCLUDE PROPRIETARY, PRIVATE
             LABEL, AND THIRD PARTY PRODUCTS):
10.a.        Money market funds                                                                           2,312,456
10.b.        Equity securities funds                                                                        286,952
10.c.        Debt securities funds                                                                           26,088
10.d.        Other mutual funds                                                                             125,597
10.e.        Annuities                                                                                      183,990
10.f.        Sales of proprietary mutual funds and annuities (included in items 10.a through
             10.e above)                                                                                  2,175,146


11.          Net unamortized realized deferred gains (losses) on off-balance sheet derivative
             contracts included in assets and liabilities reported in Schedule RC                                 0
12.          Amount of assets netted against nondeposit liabilities and deposits in foreign offices (other than insured branches in Puerto Rico and U.S. territories and possessions) on the balance sheet (Schedule RC) in accordance with generally
             accepted accounting principles                                                                       0
13.          Outstanding principal balance of loans other than 1-4 family residential mortgage loans that are serviced for others (to be completed if this balance is more than
             $10 million and exceeds ten percent of total assets)                                                 0

MEMORANDUM
                                                                       DOLLAR AMOUNTS IN THOUSANDS
1.  Reciprocal holdings of banking organizations' capital instruments (TO BE COMPLETED FOR THE
    DECEMBER REPORT ONLY)                                                                                       N/A

SunTrust Bank                                  FIEC 031
1 PARK PLACE, N.E.                             Consolidated Report of Condition
ATLANTA , GA 30303                             for March 31, 2000
Certificate Number: 867


SCHEDULE RC-N--PAST DUE AND
NONACCRUAL LOANS, LEASES, AND OTHER
ASSETS
The FFIEC regards the information reported in all of Memorandum item 1, in items 1 through 10, column A, and in Memorandum items 2 through 4, column A, as confidential.

                                                                                       (Column B)
                                                                                       Past Due 90
                                                                                       days or more
                                                                                         and still       (Column C)
                                                                                         accruing        Nonaccrual
                                          DOLLAR AMOUNTS IN THOUSANDS
1.       LOANS SECURED BY REAL ESTATE:
1.a.     To U.S. addressees (domicile)                                                     38,529           121,609
1.b.     To non-U.S. addressees (domicile)                                                     55               124
2.       LOANS TO DEPOSITORY INSTITUTIONS AND ACCEPTANCES OF OTHER
         BANKS:
2.a.     To U.S. banks and other U.S. depository institutions                                   0                 0
2.b.     To foreign banks                                                                       0             2,633
3.       Loans to finance agricultural production and other loans to
         farmers                                                                               55             1,778
4.       COMMERCIAL AND INDUSTRIAL LOANS:
4.a.     To U.S. addressees (domicile)                                                     42,524           127,839
4.b.     To non-U.S. addressees (domicile)                                                  1,684                 0
5.       LOANS TO INDIVIDUALS FOR HOUSEHOLD, FAMILY, AND OTHER
         PERSONAL EXPENDITURES:
5.a.     Credit cards and related plans                                                       162               374
5.b.     Other (includes single payment, installment, and all
         student loans)                                                                   105,218            26,809
6.       Loans to foreign governments and official institutions                                 0                 0
7.       All other loans                                                                    1,783             2,599
8.       LEASE FINANCING RECEIVABLES:
8.a.     Of U.S. addressees (domicile)                                                      1,367               168
8.b.     Of non-U.S. addressees (domicile)                                                      0                 0
9.       Debt securities and other assets (exclude other real estate
         owned and other repossessed assets)                                                    0                 0

Amounts reported in items 1 through 8 above include guaranteed and unguaranteed portions of past due and nonaccrual loans and leases. Report in item 10 below certain guaranteed loans and leases that have already been included in the amounts reported in items 1 through 8.

10.      Loans and leases reported in items 1 through 8 above which
         are wholly or partially guaranteed by the U.S. Government                         13,733             1,897
10.a.    Guaranteed portion of loans and leases included in item 10
         above                                                                             11,742             1,751

                                                                                         (Column B)
                                                                                         Past Due 90
                                                                                        days or more
                                                                                          and still         (Column C)
                                                                                          accruing          Nonaccrual

MEMORANDA
                                                                                         DOLLAR AMOUNTS IN THOUSANDS
2.       Loans to finance commercial real estate, construction, and land development activities (NOT SECURED BY REAL ESTATE)
         included in Schedule RC-N, items 4 and 7 above                                     2,073             2,466
3.       LOANS SECURED BY REAL ESTATE IN DOMESTIC OFFICES (INCLUDED IN SCHEDULE
         RC-N, ITEM 1, ABOVE):
3.a.     Construction and land development                                                  2,629             4,940
3.b.     Secured by farmland                                                                    0             1,389
3.C.     SECURED BY 1-4 FAMILY RESIDENTIAL PROPERTIES:
3.c.1.   Revolving, open-end loans secured by 1-4 family residential
         properties and extended under lines of credit                                      1,424             1,412
3.c.2.   All other loans secured by 1-4 family residential properties                      13,295            77,742
3.d.     Secured by multifamily (5 or more) residential properties                            922               584
3.e.     Secured by nonfarm nonresidential properties                                      20,314            35,666

                                                                                                           (Column B)
                                                                                                           Past Due 90
                                                                                                           days or more

4.       INTEREST RATE, FOREIGN EXCHANGE RATE, AND OTHER COMMODITY AND EQUITY
         CONTRACTS:
4.a.     Book value of amounts carried as assets                                                                  0
4.b.     Replacement cost of contracts with a positive replacement cost                                           0

SunTrust Bank                                  FFIEC 031
1 PARK PLACE, N.E.                             Consolidated Report of Condition
ATLANTA, GA 30303                              for March 31, 2000
Certificate Number: 867

SCHEDULE RC-O--OTHER DATA FOR DEPOSIT INSURANCE AND FICO ASSESSMENTS

                                                                                                           DOLLAR AMOUNTS
                                                                                                            IN THOUSANDS
1.           UNPOSTED DEBITS (SEE INSTRUCTIONS):
1.a.         Actual amount of all unposted debits:                                                                0
             OR
1.B.         SEPARATE AMOUNT OF ALL UNPOSTED DEBITS:
1.b.1.       Actual amount of unposted debits to demand deposits                                                  0
1.b.2.       Actual amount on unposted debits to time and savings deposits                                        0
2.           UNPOSTED CREDITS (SEE INSTRUCTIONS):
2.a.         Actual amount of all unposted credits                                                                0
             OR
2.B.         SEPARATE AMOUNT OF UNPOSTED CREDITS:
2.b.1.       Actual amount of unposted credits to demand deposits                                                 0
2.b.2.       Actual amount on unposted credits to time and savings deposits                                       0
3.           Uninvested trust funds (cash) held in bank's own trust department (not included in
             total deposits in domestic offices)                                                                  0
4.           DEPOSITS OF CONSOLIDATED SUBSIDIARIES IN DOMESTIC OFFICES
             AND IN INSURED BRANCHES IN PUERTO RICO AND U.S. TERRITORIES
             AND POSSESSIONS (NOT INCLUDED IN TOTAL DEPOSITS):
4.a.         Demand deposits of consolidated subsidiaries                                                         0
4.b.         Time and savings deposits of consolidated subsidiaries                                               0
4.c.         Interest accrued and unpaid on deposits of consolidated subsidiaries                                 0
5.           DEPOSITS IN INSURED BRANCHES IN PUERTO RICO AND U.S.
             TERRITORIES AND POSSESSIONS:
5.a.         Demand deposits in insured branches (included in Schedule RC-E, part II)                             0
5.b.         Time and savings deposits in insured branches (included in Schedule RC-E, part II)                   0
5.c.         Interest accrued and unpaid on deposits in insured branches (included in Schedule
             RC-G, item 1.b)                                                                                      0
6.           RESERVE BALANCES ACTUALLY PASSED THROUGH TO THE FEDERAL
             RESERVE BY THE REPORTING BANK ON BEHALF OF ITS RESPONDENT
             DEPOSITORY INSTITUTIONS THAT ARE ALSO REFLECTED AS DEPOSIT
             LIABILITIES OF THE REPORTING BANK:


6.a.     Amount reflected in demand deposits (included in Schedule RC-E, Part I, item 4 or
         5, column B)                                                                                         0
6.b.     Amount reflected in time and savings deposits (included in Schedule RC-E, Part I,
         item 4 or 5, column A or C, but not column B)                                                        0
7.       UNAMORTIZED PREMIUMS AND DISCOUNTS ON TIME AND SAVINGS DEPOSITS:
7.a.     Unamortized premiums                                                                            25,097
7.b.     Unamortized discounts                                                                                0
8.       TO BE COMPLETED BY BANKS WITH "OAKAR DEPOSITS."
8.A.     DEPOSITS PURCHASED OR ACQUIRED FROM OTHER FDIC-INSURED INSTITUTIONS
         DURING THE QUARTER (EXCLUDE DEPOSITS PURCHASED OR ACQUIRED FROM
         FOREIGN OFFICES OTHER THAN INSURED BRANCHES IN PUERTO RICO AND U.S.
         TERRITORIES AND POSSESSIONS):
8.a.1.   Total deposits purchased or acquired from other FDIC-insured institutions during
         the quarter                                                                                          0
8.a.2.   Amount of purchased or acquired deposits reported in item 8.a.(1) above attributable to a secondary fund (i.e., BIF members report deposits attributable to
         SAIF; SAIF members report deposits attributable to BIF)                                              0
8.b.     Total deposits sold or transferred to other FDIC-insured institutions during the quarter (exclude sales or transfers by the reporting bank of deposits in foreign offices other than insured branches in Puerto Rico and U.S. territories and
         possessions)                                                                                         0
9.       DEPOSITS IN LIFELINE ACCOUNTS
10.      Benefit-responsive "Depository Institution Investment Contracts" (included in total
         deposits in domestic offices)                                                                        0
11.      ADJUSTMENTS TO DEMAND DEPOSITS IN DOMESTIC OFFICES AND IN INSURED
         BRANCHES IN PUERTO RICO AND U.S. TERRITORIES AND POSSESSIONS
         REPORTED IN SCHEDULE RC-E FOR CERTAIN RECIPROCAL DEMAND BALANCES:
11.a.    Amount by which demand deposits would be reduced if the reporting bank's reciprocal demand balances with the domestic offices of U.S. banks and savings associations and insured branches in Puerto Rico and U.S. territories and possessions that were
         reported on a gross basis in Schedule RC-E had been reported on a net basis                          0
11.b.    Amount by which demand deposits would be increased if the reporting bank's reciprocal demand balances with foreign banks and foreign offices of other U.S.
         banks (other than insured branches in Puerto Rico and U.S. territories and possessions) that were reported on a net basis in Schedule RC-E had been reported
         on a gross basis                                                                                     0


11.c.        Amount by which demand deposits would be reduced if cash items in process of collection were included in the calculation of the reporting bank's net reciprocal demand balances with the domestic offices of U.S. banks and savings associations and insured branches in Puerto Rico and U.S. territories and possessions in
             Schedule RC-E                                                                                        0
12.          AMOUNT OF ASSETS NETTED AGAINST DEPOSIT LIABILITIES IN DOMESTIC
             OFFICES AND IN INSURED BRANCHES IN PUERTO RICO AND U.S. TERRITORIES
             AND POSSESSIONS ON THE BALANCE SHEET (SCHEDULE RC) IN ACCORDANCE
             WITH GENERALLY ACCEPTED ACCOUNTING PRINCIPLES (EXCLUDE AMOUNTS
             RELATED TO RECIPROCAL DEMAND BALANCES):
12.a.        Amount of assets netted against demand deposits                                                      0
12.b.        Amount of assets netted against time and savings deposits                                            0


MEMORANDA (TO BE COMPLETED EACH QUARTER EXCEPT AS NOTED)
                                                                                                      DOLLAR AMOUNTS
                                                                                                       IN THOUSANDS
1.           TOTAL DEPOSITS IN DOMESTIC OFFICES OF THE BANK (SUM OF MEMORANDUM
             ITEMS 1.A.(1) AND 1.B.(1) MUST EQUAL SCHEDULE RC, ITEM 13.A):
1.A.         DEPOSIT ACCOUNTS OF $100,000 OR LESS:
1.a.1.       Amount of deposit accounts of $100,000 or less                                              34,197,636
                                                                                                             NUMBER
1.a.2.       Number of deposit accounts of $100,000 or less (TO BE
             COMPLETED FOR THE JUNE REPORT ONLY)                                                                N/A
1.b.         Deposit accounts of more than $100,000:
1.b.1.       Amount of deposit accounts of more than $100,000                                            23,107,245
                                                                                                             NUMBER
1.b.2.       Number of deposit accounts of more than $100,000                                                72,796
2.           ESTIMATED AMOUNT OF UNINSURED DEPOSITS IN DOMESTIC OFFICES OF THE BANK:
2.a.         An estimate of your bank's uninsured deposits can be determined by multiplying the number of deposit accounts of more than $100,000 reported in
             Memorandum item 1.b.(2) above by $100,000 and subtracting the result from the amount of deposit accounts of more than $100,000 reported in Memorandum item 1.b.(1) above.

                                                                                                           YES/NO
             Indicate in the appropriate box at the right whether your bank has
             a method or procedure for determining a better estimate of                                          NO
             uninsured deposits than the estimate described above


2.b.         If the box marked YES has been checked, report the estimate of uninsured deposits
             determined by using your bank's method or procedure                                                  0
3.           Has the reporting institution been consolidated with a parent bank or savings association in that parent bank's or parent savings association's Call Report or Thrift Financial Report? If so, report the legal title and FDIC Certificate Number of the parent bank or parent savings association:
                                                                                                          FDIC CERT
                                                                                                          NO.
                                                                                                                  0

SunTrust Bank                                  FFIEC 031
1 PARK PLACE, N.E.                             Consolidated Report of Condition
ATLANTA, GA 30303                              for March 31, 2000
Certificate Number: 867

SCHEDULE RC-R--REGULATORY CAPITAL

This schedule must be completed by all banks as follows: Banks that reported total assets of $1 billion or more in Schedule RC, item 12, for June 30, 1999, must complete items 2 through 9 and Memoranda items 1 and 2. BANKS WITH ASSETS OF LESS THAN $1 BILLION MUST COMPLETE ITEMS 1 THROUGH 3 BELOW OR SCHEDULE RC-R IN ITS ENTIRETY, DEPENDING ON THEIR RESPONSE TO ITEM 1 BELOW.

                                                                                     YES/NO
1.   TEST FOR DETERMINING THE EXTENT TO WHICH SCHEDULE RC-R MUST BE COMPLETED.         N/A
     TO BE COMPLETED ONLY BY BANKS WITH TOTAL ASSETS OF LESS THAN $1 BILLION.
     Indicate in the appropriate box at the right whether the bank has total capital greater than or equal to eight percent of adjusted total assets

     For purposes of this test, adjusted total assets equals total assets less cash, U.S. Treasuries, U.S. Government agency obligations, and 80 percent of U.S. Government-sponsored agency obligations plus the allowance for loan and lease losses and selected off-balance sheet items as reported on Schedule
     RC-L (see instructions). If the box marked YES has been checked, then the bank only has to complete items 2 and 3 below. If the box marked NO has been checked, the bank must complete the remainder of this schedule. A NO response to item 1 does not necessarily mean that the bank's actual risk-based capital ratio is less than eight percent or that the bank is not in compliance with the risk-based capital guidelines.


NOTE: ALL BANKS ARE REQUIRED TO COMPLETE ITEMS 2 AND 3 BELOW. SEE OPTIONAL WORKSHEET FOR ITEMS 3.A THROUGH 3.F.

                                                                                                       DOLLAR AMOUNTS
                                                                                                        IN THOUSANDS
2.        PORTION OF QUALIFYING LIMITED-LIFE CAPITAL INSTRUMENTS (ORIGINAL
          WEIGHTED AVERAGE MATURITY OF AT LEAST FIVE YEARS) THAT IS INCLUDIBLE
          IN TIER 2 CAPITAL:
2.a.      Subordinated debt and intermediate term preferred stock                                           945,000
2.b.      Other limited-life capital instruments                                                                  0
3.        AMOUNTS USED IN CALCULATING REGULATORY CAPITAL RATIOS (REPORT AMOUNTS
          DETERMINED BY THE BANK FOR ITS OWN INTERNAL REGULATORY CAPITAL ANALYSES
          CONSISTENT WITH APPLICABLE CAPITAL STANDARDS):
3.a.1.    Tier 1 capital                                                                                  7,002,596
3.a.2.    Tier 2 capital                                                                                  2,335,442


3.a.3.    Tier 3 capital                                                                                          0
3.b.      Total risk-based capital                                                                        9,338,038
3.c.      Excess allowance for loan and lease losses (amount that exceeds 1.25% of gross                          0
          risk-weighted assets)
3.d.1.    Net risk-weighted assets (gross risk-weighted assets, INCLUDING MARKET
          RISK EQUIVALENT ASSETS, less excess allowance reported in item 3.c
          above and all other deductions)                                                                86,118,362
3.d.2.    Market risk equivalent assets (INCLUDED IN ITEM 3.D.(1) ABOVE)                                          0
3.e.      Maximum contractual dollar amount of recourse exposure in low level recourse transactions (to be completed only if the bank uses the "direct reduction method" to
          report these transactions in Schedule RC-R)                                                         1,585
3.f.      "Average total assets" (quarterly average reported in Schedule RC-K, item 9, less all
          assets deducted from Tier 1 capital)                                                           94,530,976

               ITEMS 4-9 AND MEMORANDA ITEMS 1 AND 2 ARE TO BE COMPLETED BY            (Column A)         (Column B)
               BANKS THAT ANSWERED NO TO ITEM 1 ABOVE AND BY BANKS WITH TOTAL        Assets Recorded   Credit Equivalent
               ASSETS OF $1 BILLION OR MORE.                                             on the           Amount of Off-
                                                                                     Balance Sheet     Balance Sheet Items
4.             ASSETS AND CREDIT EQUIVALENT AMOUNTS OF OFF-BALANCE SHEET ITEMS
               ASSIGNED TO THE ZERO PERCENT RISK CATEGORY:
4.a.           Assets recorded on the balance sheet                                    2,063,559
4.b.           Credit equivalent amount of off-balance sheet items                                              771
5.             ASSETS AND CREDIT EQUIVALENT AMOUNTS OF OFF-BALANCE SHEET
               ITEMS ASSIGNED TO THE 20 PERCENT RISK CATEGORY:
5.a.           Assets recorded on the balance sheet                                   17,351,952
5.b.           Credit equivalent amount of off-balance sheet items                                        1,806,142
6.             ASSETS AND CREDIT EQUIVALENT AMOUNTS OF OFF-BALANCE SHEET
               ITEMS ASSIGNED TO THE 50 PERCENT RISK CATEGORY:
6.a.           Assets recorded on the balance sheet                                   18,878,694
6.b.           Credit equivalent amount of off-balance sheet items                                        1,560,454
7.             ASSETS AND CREDIT EQUIVALENT AMOUNTS OF OFF-BALANCE SHEET
               ITEMS ASSIGNED TO THE 100 PERCENT RISK CATEGORY:
7.a.           Assets recorded on the balance sheet                                   54,560,451



7.b.           Credit equivalent amount of off-balance sheet items                                       16,970,773
8.             On-balance sheet asset values excluded from and deducted in
               the calculation of the risk-based capital ratio                         1,145,944
9.             Total assets recorded on the balance sheet (sum of items 4.a,
               5.a, 6.a, 7.a, and 8, column A) (must equal Schedule RC, item
               12 plus items 4.b and 4.c)                                             94,000,600

MEMORANDA
                                                                      DOLLAR AMOUNTS IN THOUSANDS
1.             Current credit exposure across all off-balance sheet derivative
               contracts covered by the risk-based capital standards                                        520,813

                                                                         With a remaining maturity of
               Notional principal amounts of off-balance             (Column A)         (Column B)
2.             Sheet derivative contracts:                          One year or        Over one year      (Column C)
                                                                        less            through five      Over five
                                                                                           years            years

2.a.           Interest rate contracts                                6,410,539         13,046,230        7,566,029
2.b.           Foreign exchange contracts                             1,288,501            336,561                0
2.c.           Gold contracts                                                 0                  0                0
2.d.           Other precious metals contracts                                0                  0                0
2.e.           Other commodity contracts                                      0                  0                0
2.f.           Equity derivative contracts                               33,132            313,944                0

SunTrust Bank                               FFIEC 031
1 PARK PLACE, N.E.                          Special Report-Loans to Officers
ATLANTA, GA 30303                           for March 31, 2000
Certificate Number: 867


SPECIAL REPORT - LOANS TO EXECUTIVE OFFICERS (Complete as of each
Call Report Date)
The following information is required by Public Laws 90-44 and 102-242, but does not constitute a part of the Report of Condition. With each Report of Condition, these Laws require all banks to furnish a report of all loans or other extensions of credit to their executive officers made SINCE THE DATE OF THE PREVIOUS REPORT OF CONDITION. Data regarding individual loans or other extensions of credit are not required. If no such loans or other extensions of credit were made during the period, insert "none" against subitem (a). (Exclude the first $15,000 of indebtedness of each executive officer under bank credit card plan.) SEE SECTIONS 215.2 AND 215.3 OF TITLE 12 OF THE CODE OF FEDERAL REGULATIONS (FEDERAL RESERVE BOARD REGULATION O) FOR THE DEFINITIONS OF "EXECUTIVE OFFICER" AND "EXTENSION OF CREDIT," RESPECTIVELY. EXCLUDE LOANS AND OTHER EXTENSIONS OF CREDIT TO DIRECTORS AND PRINCIPAL SHAREHOLDERS WHO ARE NOT EXECUTIVE OFFICERS.



a.   Number of loans made to executive officers since the previous Call
     Report date                                                                                     0
b.   Total dollar amount of above loans (in thousands of dollars)                                    0

c.       Range of interest charged on above loans (example:
         9 3/4% = 9.75)                                                    0.00%                  0.00%

SunTrust Bank                               FFIEC 031
1 PARK PLACE, N.E.                          Consolidated Report of Condition
ATLANTA, GA 30303                           for March 31, 2000
Certificate Number: 867

OPTIONAL NARRATIVE STATEMENT CONCERNING THE AMOUNTS REPORTED IN THE REPORTS OF CONDITION AND INCOME

The management of the reporting bank may, if it wishes, submit a brief narrative statement on the amounts reported in the Reports of Condition and Income. This optional statement will be made available to the public, along with the publicly available data in the Reports of Condition and Income, in response to any request for individual bank report data. However, the information reported in column A and in all of memorandum item 1 of Schedule RC-N is regarded as confidential and will not be released to the public. BANKS CHOOSING TO SUBMIT THE NARRATIVE STATEMENT SHOULD ENSURE THAT THE STATEMENT DOES NOT CONTAIN THE NAMES OR OTHER IDENTIFICATIONS OF INDIVIDUAL BANK CUSTOMERS, REFERENCES TO THE AMOUNTS REPORTED IN THE CONFIDENTIAL ITEMS IN SCHEDULE RC-N, OR ANY OTHER INFORMATION THAT THEY ARE NOT WILLING TO HAVE MADE PUBLIC OR THAT WOULD COMPROMISE THE PRIVACY OF THEIR CUSTOMERS. Banks choosing not to make a statement may check the "No comment" box below and should make no entries of any kind in the space provided for the narrative statement; i.e., DO NOT enter in this space such phrases as "No statement," "Not applicable," "N/A," "No comment," and "None".

The optional statement must be entered on this sheet. The statement should not exceed 100 words. Further, regardless of the number of words, the statement must not exceed 750 characters, including punctuation, indentation, and standard spacing between words and sentences. If any submission should exceed 750 characters, as defined, it will be truncated at 750 characters with no notice to the submitting bank and the truncated statement will appear as the bank's statement both on agency computerized records and in computer-file releases to the public.

All information furnished by the bank in the narrative statement must be accurate and not misleading. Appropriate efforts shall be taken by the submitting bank to ensure the statement's accuracy. The statement must be signed, in the space provided below, by a senior officer of the bank who thereby attests to its accuracy.

If, subsequent to the original submission, material changes are submitted for the data reported in the Reports of Condition and Income, the existing narrative statement will be deleted from the files, and from disclosure; the bank, at its option, may replace it with a statement, under signature, appropriate to the amended data.

The optional narrative statement will appear in agency records and in release to the public exactly as submitted (or amended as described in the preceding paragraph) by the management of the bank (except for the truncation of statements exceeding the 750-character limit described above). THE STATEMENT WILL NOT BE EDITED OR SCREENED IN ANY WAY BY THE SUPERVISORY AGENCIES FOR ACCURACY OR RELEVANCE. DISCLOSURE OF THE STATEMENT SHALL NOT SIGNIFY THAT ANY FEDERAL SUPERVISORY

AGENCY HAS VERIFIED OR CONFIRMED THE ACCURACY OF THE INFORMATION CONTAINED THEREIN. A STATEMENT TO THIS EFFECT WILL APPEAR ON ANY PUBLIC RELEASE OF THE OPTIONAL STATEMENT SUBMITTED BY THE MANAGEMENT OF THE REPORTING BANK.

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BANK MANAGEMENT STATEMENT (PLEASE PRINT OR TYPE CLEARLY):